UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Preliminary Proxy Statement
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American Funds Insurance Series
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[American Funds logo]

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

                         , 200

Dear Shareholder:

I am writing to let you know that a special shareholder meeting for the funds of American Funds Insurance Series will be held on [                    ] at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071 at [       ] a.m. Pacific Time.

At the meeting, shareholders will be asked to vote on proposals that will benefit the funds in the following ways:

▪	Give each of the funds more flexibility to adapt to changing circumstances and market conditions.
▪	Increase efficiency by operating the funds under uniform, modern and flexible governing documents.
▪	Update, standardize and streamline outdated investment restrictions for the funds.

Shareholders will also be asked to elect board members and address other items.  Detailed information about the proposals is contained in the enclosed materials and Proxy Statement, which we invite you to review closely.

Importantly, the board members of the Series have considered the proposals and have determined that all of the proposals in the Proxy Statement (Proposals 1 through 7) are in the best interest of the Series, its funds and their shareholders, and unanimously recommend that you vote “FOR” the proposals that apply to you.

Whether or not you plan to attend the meeting in person, we need your vote regardless of how many shares you own.  We realize that you lead a busy life and may be tempted to put aside this proxy information for another time.  But by responding promptly, you will save the funds the expense of additional follow-up mailings or solicitations.  Please vote today.

Voting is quick and easy.  You may vote your shares by telephone or via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package.  If you have questions, please call us toll-free at [                      ].  We will be glad to help you cast your vote quickly.  Thank you for participating in this important initiative.

Sincerely,

/s/
[Name]
[Title]
Capital Research and Management Company,
Investment adviser to the American Funds

IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

American Funds Insurance Series

Asset Allocation Fund	Global Small Capitalization Fund
Blue Chip Income and Growth Fund	Growth-Income Fund
Bond Fund	Growth Fund
Cash Management Fund	High-Income Bond Fund
Global Bond Fund	International Fund
Global Discovery Fund	International Growth and Income Fund
Global Growth and Income Fund	New World Fund
Global Growth Fund	U.S. Government/AAA-Rated Securities Fund

These materials are for a special joint meeting of shareholders (the “Shareholder Meeting”) of the above-listed funds (each a “Fund,” and collectively, the “Funds”), each of which is a separate portfolio of American Funds Insurance Series (the “Series”).  The Shareholder Meeting is scheduled to be held on [                      ] at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071 at [       ] a.m. Pacific Time.  The enclosed materials discuss several proposals (each a “Proposal,” and collectively, the “Proposals”) to be voted on at the Shareholder Meeting, and include the Proxy Statement and proxy card(s) or voting instruction form(s).

The Shareholder Meeting will be held jointly at the same time and place with shareholder meetings of certain other funds and series of the American Funds family of mutual funds (the “Other American Funds”).  The shareholders of the Other American Funds are being asked to approve substantially the same proposals as the Proposals at their meetings.  Their proposals are set forth in a separate Joint Proxy Statement dated [                  ].

The Board of Trustees of the Series is soliciting the vote of shareholders of the Funds on the Proposals. The shares of the Funds are sold to separate accounts (“Separate Accounts”) of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies.  The Separate Accounts are the shareholders of record of the Funds.  Except as otherwise may be provided by applicable law, the owners of Variable Contracts (“contractholders”) whose Separate Account shares are attributable to a Fund have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Fund on the Proposals.  The Participating Insurance Companies have agreed to solicit the contractholders and to vote at the Shareholder Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from contractholders.

If you are a contractholder, please find the enclosed voting instruction form(s). When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on the Proposals relating to the Fund or Funds underlying your Variable Contract.  If you are a shareholder, one or more proxy cards are enclosed.  The enclosed materials contain information about the Proposals being presented for your consideration.  We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

We urge you to review the Proposals in the Proxy Statement. Then, please fill out and sign the voting instruction form(s) or proxy card(s) and return it (them) to us so that we know how you would like to vote.  When contractholders return their voting instructions promptly, the Funds may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings.  If your Variable Contract has amounts allocated to two or more Funds, you may receive a voting instruction form for each Fund.  PLEASE COMPLETE, SIGN AND RETURN each voting instruction form or proxy card that you receive.

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day.  Please follow the instructions on your voting instruction form(s) or proxy card(s) to vote by telephone or Internet.

Please read the full text of the Proxy Statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

Why am I being asked to vote?

You are, or were as of the record date ([                      ]), a contractholder or shareholder with respect one or more of the Funds, each of which is a separate portfolio of the Series.  Each of the proposals requires the approval of shareholders of the applicable Fund.  The Board of Trustees (the “Board”) of the Series has approved all of the proposals below (Proposals 1 through 7) and recommends that you vote “FOR” each of them, as applicable.

Shareholders of Other American Funds are being asked to approve substantially the same proposals as Proposals 1 through 7 in a separate Joint Proxy Statement dated [                  ].

What am I being asked to vote on?

You are being asked to vote on proposals to:

1.
Elect board members of the Series.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least two-thirds of the Series’ board members have been elected by its shareholders before the Board may fill a vacancy.  The Series is close to its minimum two-thirds requirement and needs new elections in order to add a sufficient number of new board members.  In addition, by electing board members now, the Series’ Board will be able to add new members for a longer period without the expense of conducting additional shareholder meetings.  Proposal 1 contains information relevant to the consideration of nominees for the Board.

2.
Approve the reorganization (the “Reorganization”) of the Series from a Massachusetts business trust into a Delaware statutory trust (“DE Trust”) pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”).  We believe that Delaware statutory trusts offer many advantages that should benefit shareholders over the long term, including flexibility to respond to changing market conditions.  Additionally, the Other American Funds are currently organized in various jurisdictions and their shareholders are also being asked to approve the reorganization of each fund into a Delaware statutory trust.  We believe that certain efficiencies can be achieved by organizing the Series and the Other American Funds in one jurisdiction.  As discussed in Proposal 2, for all practical purposes, your financial investment in the Fund(s) would not change on the date of the Reorganization.

3.
Approve updates to certain fundamental investment policies of the Funds and eliminate certain other fundamental investment policies that are not required by law or are more restrictive than the law requires.  These changes are intended to modernize the Funds’ fundamental investment policies, provide the Funds flexibility to respond to changing market conditions and to simplify compliance monitoring.  As discussed in Proposal 3, the proposed updates to the Funds’ fundamental investment policies are not expected to result in any material changes in the way the Funds are managed.

4.
Approve a policy allowing Capital Research and Management Company (“CRMC”), which will continue to be the Series’ investment adviser, to appoint subsidiary advisers to manage the day-to-day investment activities of the Funds without additional shareholder approval.  Upon shareholders’ approval and implementation of this proposal, the subsidiary advisers will be the same investment divisions of CRMC—reorganized as corporate entities—that already manage the Funds’ day-to-day investment activities.  As discussed in Proposal 4, organizing these divisions as corporate entities is intended to help in their recognition as separate investors in certain countries outside the United States, providing the Funds with more flexibility to respond to changing market conditions. Under this arrangement, CRMC may in the future engage other affiliated entities as subsidiary advisers.

5.
Approve amendments to the Series’ Investment Advisory and Service Agreement with CRMC.  These amendments allow for the appointment of subsidiary advisers as discussed in Proposal 4, as well as changes that will streamline language in the Series’ agreement.  These changes will also result in the standardization of language in the Series’ agreement and the advisory agreements of Other American Funds, making administration of all of the agreements more efficient.

6.
Approve a form of Subsidiary Agreement and appointment of subsidiary advisers for the Funds as contemplated in Proposal 4.  CRMC is required by law to enter into a Subsidiary Agreement with any subsidiary adviser it engages to manage the Series’ assets.  Upon shareholder approval and implementation of Proposals 4, 5 and 6, the subsidiary adviser(s) appointed for any particular Fund will be the same investment divisions of CRMC—reorganized as corporate entities—that already manage each Fund’s day-to-day investment activities.  Organizing these divisions as corporate entities is intended to help in their recognition as separate investors in certain countries outside the United States, providing the Funds with more flexibility to respond to changing market conditions.  As discussed in Proposal 6, fees paid to subsidiary advisers would be paid by CRMC out of fees it receives from the Series, and would not result in any additional cost to the Series or any Fund.

7.
Approve changes to an investment policy of Global Discovery Fund.  This proposal applies only to shareholders of Global Discovery Fund (“AFIS-GD”).  Currently, AFIS-GD is restricted to investing primarily in companies in the service and information areas of the global economy.  The proposed change would broaden AFIS-GD’s investment strategy by expanding its investment universe to companies outside of any particular area or sector.  This will benefit AFIS-GD’s shareholders by providing the Fund with greater flexibility to take advantage of attractive investment opportunities as they arise.  As discussed in Proposal 7, constraining the Fund to particular areas or sectors potentially forecloses attractive investments as innovation and new technologies expand to new and different areas of the global economy.

Have the Series’ Board of Trustees approved the Proposals?

The Board of Trustees has approved all of the proposals (Proposals 1 through 7) and recommends that you vote “FOR” these proposals, as applicable.

What are the reasons for and advantages of the Proposals?

The Proposals are intended to give the Series flexibility to add board members, give the Funds flexibility to respond and adapt to changing market conditions, streamline administration of the Funds and simplify compliance monitoring.  These changes are intended to better position the Funds for achieving superior long term investment results and to efficiently manage costs for the Funds over the long term.

Will the investment adviser to the Series remain the same?

Yes.  CRMC will remain as the investment adviser to the Series and will have the ability to engage its divisions that currently provide the day-to-day investment management services for the Funds—Capital Research Global Investors and Capital World Investors—as subsidiary advisers once they are incorporated as subsidiaries of CRMC.  Currently, CRMC intends to continue providing the day-to-day investment management services to the fixed-income Funds it advises through its Fixed-Income investment division, but in the future CRMC could incorporate this division as a subsidiary and engage it as a subsidiary adviser to the fixed-income Funds.

What if there are not enough votes of shareholders of my Fund(s) to approve Proposals 1 through 7?

If there are not enough votes to approve Proposals 1 through 7 by the time of the Funds’ Shareholder Meeting, the meeting may be adjourned to permit further solicitation of proxy votes.  If a Fund’s shareholders do not ultimately approve a Proposal, the Series’ Board and CRMC will continue to operate the Series and Fund as it currently does, with the implementation of such Proposals that are approved.

Who is [name of proxy firm]?

[                          ] is not affiliated with the Series, Funds or CRMC, and is a company that assists financial firms with shareholder meetings among other things.  The Series has hired [                        ] to contact shareholders and record proxy votes.

Who will pay the costs associated with obtaining shareholder approval of the Proposals?

The Board of the Series has determined that the expenses associated with obtaining shareholder approval of the Proposals, including printing and mailing of this Proxy Statement and solicitation of proxies, if any, are appropriate expenses for the Series to incur.  We estimate that these costs will be [                       ].

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of a Fund on the record date ([                     ]).  As a contractholder, your vote will be applied to the number of shares of the Fund or Funds that underlie the Variable Contract(s) you own on the record date.

How do I vote my shares?

You may vote your shares via the Internet or by telephone, mail or attending a shareholder meeting in person.  To vote via the Internet (24 hours a day) or by telephone (24 hours a day) please visit the website or call the number that appears on your voting instruction form(s) or proxy card(s) and follow the instructions.  When voting via the Internet or by telephone you will be required to enter the identifying number that appears on your voting instruction form(s) or proxy card(s).

You can vote by mail by completing, signing and dating the enclosed voting instruction form(s) or proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.  Voting instruction forms and proxy cards that are signed and dated, but not completed for any of Proposals 1 through 7, will be voted “FOR” each such proposal that has no indication.

If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call [                            ].

You can help reduce shareholder/contractholder costs by voting promptly.  Your vote is important, regardless of the number of shares you own or that underlie your Variable Contract(s).  Please read the enclosed material and vote your shares.

How do I sign the voting instruction form or proxy card?

When voting via the Internet or by telephone you will be required to enter the identifying number that appears on your voting instruction form(s) or proxy card(s).  If voting by mail please complete, sign and date the voting instruction form(s) or proxy card(s).  When signing the voting instruction form(s) or proxy card(s):

Individual accounts:  You should sign exactly as your name appears on the account registration shown on the form or card.

Joint accounts:  Either owner may sign, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

NOTICE OF MEETING OF SHAREHOLDERS

[                     ], 2009

To the shareholders:

Notice is given that a special joint meeting of shareholders (the “Shareholder Meeting”) of Asset Allocation Fund, Blue Chip Income and Growth Fund, Bond Fund, Cash Management Fund, Global Bond Fund, Global Discovery Fund, Global Growth and Income Fund, Global Growth Fund, Global Small Capitalization Fund, Growth-Income Fund, Growth Fund, High-Income Bond Fund, International Fund, International Growth and Income Fund, New World Fund and U.S. Government/AAA-Rated Securities Fund (each a “Fund,” and collectively, the “Funds”) of American Funds Insurance Series (the “Series”) will be held on [                ], at the offices of Capital Research and Management Company, 333 South Hope Street, Auditorium, Los Angeles, California 90071, at [         ] a.m. Pacific Time, and at any adjournment or adjournments thereof, for the following purposes (each a “Proposal,” and collectively, the “Proposals”):

1.	To elect board members of the Series.

2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Series from a Massachusetts business trust into a Delaware statutory trust.

3.	To update each Fund’s fundamental investment policies (includes the following Sub-Proposals):

(a)	The policy regarding borrowing

(b)	The policy regarding issuance of senior securities

(c)	The policy regarding underwriting

(d)	The policy regarding investments in real estate or commodities

(e)	The policy regarding lending

(f)	The policy regarding industry concentration

(g)	The elimination of certain policies

4.
To approve a policy allowing Capital Research and Management Company (“CRMC”) to appoint subsidiary advisers to manage the day-to-day investment activities of each Fund without additional shareholder approval.

5.	To approve amendments to the Series’ Investment Advisory and Service Agreement with CRMC.

6.	To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for each Fund.

7.	To approve changes to an investment policy of Global Discovery Fund (applies only to Global Discovery Fund).

8.	To consider and act upon any other business as may properly come before the Shareholder Meeting and any adjournment or adjournments thereof.

The Board of Trustees of the Series recommends that you vote “FOR” Proposals 1 through 7, as applicable.

The proposed business cannot be conducted for the Series and Funds at the Shareholder Meeting unless the required quorum of shares outstanding on [                      ] (the “Record Date”) are present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use.  Only shareholders of record of the Funds at the close of business on the Record Date are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

This notice and the accompanying proxy materials are first being sent to shareholders on or about [                     ].

By order of the Board of Trustees of the Series,

/s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

Shareholders are invited to attend the Shareholder Meeting in person. However, you may vote prior to the meetings by telephone, via the Internet or by returning your completed proxy card(s).  Your vote is important no matter how many shares you owned on the Record Date.

Important
You can help your Fund(s) avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed proxy card(s); (b) by accessing the Internet website as described in the enclosed proxy card(s); or (c) by signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

PROXY STATEMENT

TABLE OF CONTENTS

Page

Part I – The Proposals
Information about Voting	[ ]
Proposal 1 – To Elect Board Members	[ ]
Proposal 2 – To Approve an Agreement and Plan of Reorganization	[ ]
Proposal 3 – To Update Fundamental Investment Policies	[ ]
Introduction to Proposal 3
A. The policy regarding borrowing
B. The policy regarding issuance of senior securities
C. The policy regarding underwriting
D. The policy regarding investments in real estate or commodities
E. The policy regarding lending
F. The policy regarding industry concentration
G. To approve the elimination of certain policies

Proposal 4 – To Approve a Policy Allowing the Appointment of Subsidiary Advisers Without Additional Shareholder Approval	[ ]
Proposal 5 – To Approve Amendments to Investment Advisory and Service Agreement	[ ]
Proposal 6 – To Approve a Form of Subsidiary Agreement and Appointment of one or more Subsidiary Advisers	[ ]
Proposal 7 – To Approve Changes to an Investment Policy of Global Discovery Fund (applies only to Global Discovery Fund)	[ ]

Part II
Additional Information about the Series and its Funds	[ ]
Audit Committee	[ ]
Further Information About Voting and the Shareholder Meeting	[ ]
EXHIBITS

Exhibit A – Form of Nominating Committee Charter
Exhibit B – Form of Agreement and Plan of Reorganization
Exhibit C – Form of Agreement and Declaration of Trust
Exhibit D – Form of Investment Advisory and Service Agreement
Exhibit E – Form of Subsidiary Agreement

APPENDICES

Appendix 1 – Summary Comparisons of Governing Documents and State Law
Appendix 2 – Proposed Amendments to Fundamental Investment Policies
Appendix 3 – Investment Advisory Agreement Information and Related Entity Fees
Appendix 4 – Investment Adviser’s Board of Directors
Appendix 5 – Capitalization Table
Appendix 6 – 5% Shareholder Table

Throughout this Proxy Statement, except where the context indicates otherwise, all references to the “Fund” shall apply to each Fund.

A list of the “Funds,” abbreviations used for each Fund in this Proxy Statement and a summary of the Proposals applicable to each Fund is set forth below.

Fund Abbreviations and Applicable Proposals

Applicable Proposals
Name of Fund	Abbreviation	State and Form of Organization of the Series	1	2	3A	3B	3C	3D	3E	3F	3G	4	5	6	7
Asset Allocation Fund	AFIS-AA	Massachusetts Business Trust	√	√	√	√	√	√	√	√	√	√	√	√
Blue Chip Income and Growth Fund	AFIS-BC		√	√	√	√	√	√	√	√	√	√	√	√
Bond Fund	AFIS-B		√	√	√	√	√	√	√	√	√	√	√	√
Cash Management Fund	AFIS-C		√	√	√	√	√	√	√	√	√	√	√	√
Global Bond Fund	AFIS-GBF		√	√	√	√	√	√	√	√	√	√	√	√
Global Discovery Fund	AFIS-GD		√	√	√	√	√	√	√	√	√	√	√	√	√
Global Growth and Income Fund	AFIS-GGI		√	√	√	√	√	√	√	√	√	√	√	√
Global Growth Fund	AFIS-GL		√	√	√	√	√	√	√	√	√	√	√	√
Global Small Capitalization Fund	AFIS-SC		√	√	√	√	√	√	√	√	√	√	√	√
Growth-Income Fund	AFIS-GI		√	√	√	√	√	√	√	√	√	√	√	√
Growth Fund	AFIS-G		√	√	√	√	√	√	√	√	√	√	√	√
High-Income Bond Fund	AFIS-HIB		√	√	√	√	√	√	√	√	√	√	√	√
International Fund	AFIS-I		√	√	√	√	√	√	√	√	√	√	√	√
International Growth and Income Fund	AFIS-IGI		√	√	√	√	√	√	√	√	√	√	√	√
New World Fund	AFIS-NWF		√	√	√	√	√	√	√	√	√	√	√	√
U.S. Government/AAA-Rated Securities Fund	AFIS-GVT		√	√	√	√	√	√	√	√	√	√	√	√

PART I - THE PROPOSALS

INFORMATION ABOUT VOTING ON THE PROPOSALS

Shares of the Funds are sold to separate accounts (“Separate Accounts”) of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of the Funds. The Separate Accounts invest in shares of the Funds in accordance with instructions from owners of the Variable Contracts (“contractholders”).

In accordance with current law, the Separate Accounts, which are the shareholders of record of the Funds, in effect, pass along their voting rights to the contractholders. Each Participating Insurance Company is seeking instructions as to how the contractholders wish the Participating Insurance Company to vote the shares of the Funds technically owned by the Separate Account, but in which the contractholders may have or may be deemed to have a beneficial interest. The Participating Insurance Companies communicate directly with the contractholders about the procedures that the Participating Insurance Companies follow in seeking instructions and voting shares under the particular Separate Account. Each Participating Insurance Company has agreed to solicit the contractholders, and to vote at the Shareholder Meeting, to the extent required, the shares of the Funds that are held in the Separate Accounts in accordance with timely instructions received from the contractholders.

For the limited purpose of this Proxy Statement, the terms “shareholder,” “you,” and “your” refer to (i) contractholders, which may have, or may be deemed to have, a beneficial interest in the Funds; (ii) Separate Accounts and Participating Insurance Companies, as direct owners of Fund shares; and (iii) any other direct shareholders of the Funds, unless the context otherwise requires.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a portfolio of the Series, although all actions are actually taken by the Series on behalf of the Fund.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on [                  ] (the “Record Date”) are entitled to be present and to vote at the Shareholder Meeting or any adjournment thereof. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Shareholder Meeting. In addition, the contractholders that had a Separate Account allocated to a Fund as of the close of business on the Record Date are entitled to instruct the Participating Insurance Company on how to vote on the Proposals and Sub-Proposals relating to that Fund.

HOW ARE VOTES APPLIED TO THE PROPOSALS?

Proxy cards that are properly executed prior to the Shareholder Meeting will be voted as specified. If you specify a vote on any of Proposals 1 through 7 on which you are entitled to vote, your proxy will be voted as you indicate, and any such Proposal for which no vote is specified will be voted “FOR” that Proposal. If you execute the proxy card properly, but do not specify a vote on any of Proposals 1 through 7 on which you are entitled to vote, your shares will be voted “FOR” all Proposals on which you are entitled to vote.

With respect to contractholders that are submitting voting instruction forms, voting instruction forms that are properly signed, dated, and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on any of Proposals 1 through 7, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of a Fund for which no voting instructions are given, and signed voting instruction forms without specified instructions, generally will be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that contractholders representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Contractholders should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

MAY I REVOKE MY VOTING INSTRUCTIONS OR PROXY?

If you are a contractholder, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Shareholder Meeting. Contractholders should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxies at any time before they are voted by forwarding a written revocation or a later-dated proxy to the Series, provided that is received by the Series at or prior to the Shareholder Meeting, or by attending the Shareholder Meeting and voting in person.

OTHER INFORMATION ABOUT VOTING

Except with respect to Proposals 1 and 2, shareholders of each Fund will vote separately on each applicable Proposal.  The aggregate votes by shareholders of all of the Funds cast for Proposals 1 and 2 will be applied towards those Proposals, respectively.  No Proposal is conditioned on the approval of any other Proposal or the approval of that Proposal by the shareholders of any other Fund.

PROPOSAL 1: TO ELECT BOARD MEMBERS

The purpose of Proposal 1 is to elect a board of trustees (the “Board”) for the Series.  You are being asked to vote for the election of trustees for the Series.

Fifteen trustees are proposed to be elected (“nominees”), each to hold office until he or she resigns or a successor is elected and qualified. Seven of the nominees were elected by the Series’ shareholders at a meeting of shareholders in June 2000. Three of the nominees were appointed by the Board (W. Scott Hedrick and Merit E. Janow in 2007, and William H. Baribault in 2009), and six of the nominees are newly nominated for election at this Shareholder Meeting (James G. Ellis, R. Clark Hooper, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham).

It is intended that the enclosed proxy card(s) will be voted for all nominees listed below unless a proxy contains specific instructions to the contrary.  If elected by shareholders, the nominees’ terms in office will commence on January 1, 2010.

Each nominee has consented to serve on the Board if elected by shareholders.  If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by members of the Board.

Joe E. Davis, who was elected by the Series’ shareholders at a meeting of shareholders in June 2000, plans to retire from the Board at the end of 2009 pursuant to the Series’ retirement policy.  Mr. Davis will remain on the Board until his retirement but will not stand for election at the upcoming Shareholder Meeting.

THE BOARD OF THE SERIES RECOMMENDS THAT
YOU VOTE “FOR” EACH OF THE FOLLOWING NOMINEES.

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES,
UNLESS OTHERWISE SPECIFIED.

Nominees for Board of Trustees

Name and age	Position with the Series	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by Trustee[3]	Other directorships[4] held by Trustee
“Independent” Trustee[1]
Lee A. Ault 73	Chairman of the Board (Independent and Non-Executive)	1999	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)	14	Anworth Mortgage Asset Corporation; Office Depot, Inc.
William H. Baribault 63	Trustee	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting); former Chairman of the Board, President and CEO, Professional Business Bank (financial services for small businesses); former President and CEO, Henry Company (building products)	14	None
James G. Ellis 62	Trustee (nominee)	2009	Dean and Professor of Marketing, University of Southern California	17	Quicksilver, Inc.
Martin Fenton 74	Trustee	1995	Chairman, Senior Resource Group LLC (development and management of senior living communities)	17	None
Leonard R. Fuller 63	Trustee	1999	President and CEO, Fuller Consulting (financial management consulting firm)	17	None
W. Scott Hedrick 63	Trustee	2007	Founding General Partner, InterWest Partners (a venture capital firm); Lecturer, Stanford Graduate School of Business	14	Office Depot, Inc., Hot Topic, Inc.
R. Clark Hooper 63	Trustee (nominee)	2009	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President - Policy and Oversight, National Association of Securities Dealers (NASD)	20	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc
Merit E. Janow 51	Trustee	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	17	The NASDAQ Stock Market LLC Trimble Navigation Limited
Mary Myers Kauppila 55	Trustee	1994	Chairman and CEO, Ladera Management Company (private investment company)	20	None
Laurel B. Mitchell 54	Trustee(nominee)	2009	Director, Accounting Program, University of Redlands	14	None
Frank M. Sanchez 65	Trustee (nominee)	2009	Principal, The Sanchez Family Corporation dba McDonald's Restaurants (McDonald's licensee)	14	None
Margaret Spellings 51	Trustee (nominee)	2009	President and Chief Executive Officer, Margaret Spellings & Company; former United States Secretary of Education, United States Department of Education - Federal Government Agency; former Assistant to the President for Domestic Policy; The White House - Federal Government, Executive Branch - Domestic Policy	14	None
Steadman Upham 60	Trustee (nominee)	2009	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University	17	None

“Interested” Trustees[5]			Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Series
James K. Dunton 71	Trustee and Vice Chairman of the Board	1993	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Donald D. O’Neal 49	Trustee and President	1998	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	3	None

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).
[2]
Capital Research and Management Company manages the American Funds®.  Capital Research and Management Company also manages American Funds Target Date Retirement Series,SM Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two funds and is available to certain nonprofit organizations.

[3]	The number of portfolios within the fund complex overseen by trustee includes the portfolios that a nominee would oversee if elected.
[4]
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[5]
“Interested person” of the fund within the meaning of the 1940 Act on the basis of his or her affiliation with the Series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the Funds’ principal underwriter).

[6]	Company affiliated with Capital Research and Management Company.

Correspondence intended for trustees or nominees may be sent to 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Board and committee membership

During the fiscal year ended December 31, 2008 (“fiscal 2008”), the Series held four board meetings.  The Board has also organized the following standing committees of the Board, each of which holds separate committee meetings.  The principal functions of each Board committee are summarized below.  During fiscal 2008 none of the Board members serving on committees was an “interested person” of the Series within the meaning of the 1940 Act (“Independent Trustee”).  Lee A. Ault was unable to attend one of four board meetings and the sole contracts committee meeting due to a temporary illness.  W. Scott Hedrick was unable to attend one of six audit committee meetings.  All other incumbent trustees attended 100% of the meetings of the Board and committees on which he or she served.

The Series has an audit committee comprised of Joe E. Davis, Martin Fenton, Leonard R. Fuller, W. Scott Hedrick and Merit E. Janow.  The audit committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers.  The audit committee acts as a liaison between the Series’ independent registered public accounting firm and its full Board.  The audit committee held six meetings during fiscal 2008.

The Series has a contracts committee comprised of all of the Board’s Independent Trustees. The contracts committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and Plans of Distribution under Rule 12b-1 adopted under the 1940 Act, that the Series may enter into, renew or continue, and to make recommendations to the Series’ full Board on these matters.  The contracts committee held one meeting during fiscal 2008.

The Series has a nominating committee comprised of Lee A. Ault, Joe E. Davis, Martin Fenton and Mary Myers Kauppila. The nominating committee operates under a written charter set forth in Exhibit A of this Proxy Statement. The nominating committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The nominating committee also evaluates, selects and nominates independent trustee candidates to the full Board. While the nominating committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be made in writing to the nominating committee of the Series, addressed to the Series’ secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee (see also the section of this Proxy Statement titled “Shareholder Proposals”). The nominating committee held one meeting during fiscal 2008.

Director compensation

No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of Capital Research and Management Company or its affiliates. The boards of the funds advised by Capital Research and Management Company typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pays each Independent Trustee an annual fee, which ranges from $39,500 to $80,000, based primarily on the total number of board clusters on which that Independent Trustee serves.

In addition, the Series generally pays Independent Trustees attendance and other fees for meetings of the Board and its committees. The Board’s chair receives an additional fee for this service.

Independent Trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The Series and the other funds served by each Independent Trustee each pay an equal portion of these attendance fees.

The nominating committee typically reviews trustee compensation annually and recommends adjustments periodically. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board’s oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of the Series’ expenses. Independent Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of its Independent Trustees.

Compensation and fund ownership

The following tables set forth for each nominee, the aggregate compensation paid to him or her by the Series and by all funds managed by Capital Research and Management Company or its affiliates he or she oversees as a trustee or director, during the Series’ 2008 fiscal year, as well as the value of his or her holdings in the Series and in all of the American Funds he or she oversees as a trustee or director, as of June 30, 2009. No pension or retirement benefits accrued to any nominee as part of Series’ expenses. The nominees for election as trustees and the officers of the Series owned, in aggregate, less than 1% of the Series’ outstanding shares.

Name	Aggregate compensation (including voluntarily deferred compensation2) from the Series during fiscal 2008	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates[3] during fiscal 2008	Dollar range[4] of fund shares owned as of June 30, 2009	Aggregate dollar range[4] of shares owned in all funds in the American Funds family overseen by Trustee as of June 30, 2009	Dollar range[4] of Independent Trustees deferred compensation[2] allocated to Series as of June 30, 2009	Aggregate dollar range[4] of Independent Trustees deferred compensation[2] allocated to all funds within American Funds overseen by Trustee as of June 30, 2009
“Independent” Trustees[1]
Lee A. Ault	$134,182	$144,000	$50,001-$100,000	Over $100,000	0	0
William H. Baribault[8]	None	None	None	None	None	None
James G. Ellis	None[5]	$132,063	None	Over $100,000	None[5]	0
Martin Fenton	$87,399	$418,821	$10,001-$50,000	Over $100,000	0	Over $100,000
Leonard R. Fuller	$103,240	$338,800	None	$50,001-$100,000	0	Over $100,000
W. Scott Hedrick	$125,451	$137,000	None	None	0	0
R. Clark Hooper	None[5]	$224,720	None	Over $100,000	None[5]	$50,001-$100,000
Merit E. Janow	$93,782	$200,500	None	Over $100,000	0	Over $100,000
Mary Myers Kauppila	$91,278	$306,500	None	Over $100,000	0	0
Laurel B. Mitchell[9]	None[5]	None	None	$10,001-$50,000	None[5]	0
Frank M. Sanchez	None[5]	$138,652	None	$10,001-$50,000	None[5]	0
Margaret Spellings[10]	None[5]	None	None	None	None[5]	0
Steadman Upham	None[5]	$208,218	None	Over $100,000	None[5]	Over $100,000
“Interested” Trustees[6]
James K. Dunton	None[7]	None[7]	None	Over $100,000	N/A	N/A
Donald D. O’Neal	None[7]	None[7]	None	Over $100,000	N/A	N/A

[1]	An “Independent” trustee refers to a trustee who is not an “interested person” within the meaning of the 1940 Act.
[2]
Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for fiscal 2008 does not include earnings on amounts deferred in previous fiscal years. See footnote 5 for more information.

[3]
Funds managed by Capital Research and Management Company, including the American Funds; American Funds Target Date Retirement Series,SM Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two funds and is available to certain nonprofit organizations.

[4]
Ownership disclosure is made using the following ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000 and Over $100,000. The amounts listed for “interested” trustees include shares owned through the Capital Group Companies, Inc. retirement plan and 401(k) plan.

[5]	Nominee of the Series who is not currently an independent trustee; therefore, the nominee did not receive any compensation from the Series during fiscal 2008 or through June 30, 2009.
[6]
An “interested” trustee refers to a trustee who is an “interested person” of the Series within the meaning of the 1940 Act on the basis of their affiliation with the Series’ investment adviser, Capital Research and Management Company, or affiliated entities.

[7]	No compensation is paid by the Series to any trustee who is affiliated with the investment adviser.
[8]	Mr. Baribault was elected on March 17, 2009.
[9]	Ms. Mitchell was elected on March 19, 2009.
[10]	Ms. Spellings was elected on June 2, 2009.

Other executive officers

Following are the other executive officers of the Series as of the date of this Proxy Statement. Each officer listed was elected and each will hold office until his or her resignation or until a successor is duly elected and qualified.

Name (current officer position) and age	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Series	Year first elected an officer of the Series
Alan N. Berro (Senior Vice President) 48	Senior Vice President – Capital World Investors, Capital Research and Management Company	1998
Michael J. Downer (Executive Vice President) 54	Senior Vice President, Secretary and Coordinator of Legal and Compliance, Capital Research and Management Company; Director, American Funds Distributors, Inc.[1]; Director, Capital Bank and Trust Company[1]	1991
Abner D. Goldstine (Senior Vice President) 79	Senior Vice President – Fixed Income, Capital Research and Management Company	1993
Claudia P. Huntington (Senior Vice President) 57	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[1]	1994
Steven I. Koszalka (Secretary) 45	Vice President – Fund Business Management Group, Capital Research and Management Company	2003
Gregory F. Niland (Treasurer) 38	Vice President – Fund Business Management Group, Capital Research and Management Company	2008
John H. Smet (Senior Vice President) 52	Senior Vice President – Fixed Income, Capital Research and Management Company; Director, American Funds Distributors, Inc.[1]	1994

[1]	Company affiliated with Capital Research and Management Company.

No officer, director or employee of Capital Research and Management Company receives any remuneration from the Series. All of the executive officers listed are officers and/or directors/trustees of one or more of the funds for which Capital Research and Management Company serves as investment adviser.

PROPOSAL 2: TO APPROVE AN AGREEMENT TO REORGANIZE THE SERIES FROM A MASSACHUSETTS BUSINESS TRUST INTO A DELAWARE STATUTORY TRUST

The Board of the Series recommends that you approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), substantially in the form attached to this Proxy Statement as Exhibit B, which would change the state and form of organization of the Series. This proposed change calls for the reorganization of the Series from its current state and form of organization—a Massachusetts business trust—into a newly formed Delaware statutory trust.  This proposed reorganization will be referred to throughout this Proxy Statement as the “Reorganization.” To implement the Reorganization, the trustees of the Series have approved the Plan of Reorganization, which contemplates the continuation of the business of the Series, as changed pursuant to other Proposals in this Proxy Statement, in the form of a new Delaware statutory trust (the “DE Trust”).  For purposes of this Proxy Statement, except where the context indicates otherwise, the terms “Fund” and “DE Trust” shall mean a Fund or DE Trust.

WHAT WILL THE REORGANIZATION MEAN FOR THE FUNDS AND THEIR SHAREHOLDERS?

If the Plan of Reorganization is approved by shareholders and the Reorganization is implemented:

•	the DE Trust would continue the business of the Series and Funds, except to the extent amended by other Proposals included in this Proxy Statement;

•
except as otherwise modified by another Proposal in this Proxy Statement, the investment objectives, policies, strategies and risks of a Fund will not change as a result of the Series reorganizing into a DE Trust;

•
the board of the DE Trust, which will include the individuals elected under Proposal 1, and officers of the DE Trust would be the same as those of the Series, and would operate the DE Trust in essentially the same manner as they previously operated the Series and Funds, except as provided in other Proposals in this Proxy Statement;

•
The main operating agreements of the DE Trust—the investment advisory and service agreement and the shareholder services agreement—would be substantially similar to those of the Series, except with respect to amendments to the investment advisory and service agreement as approved by shareholders pursuant to Proposal 5 in this Proxy Statement, and subsidiary agreements as set forth in Proposal 6 of this Proxy Statement.

Pursuant to the Plan of Reorganization, on the effective date of the Reorganization shareholders of a Fund would receive one share of the corresponding series of the DE Trust (or fractional share thereof) for every share they hold of the Fund (or fractional share thereof).  Thus, on the effective date of the Reorganization, you would hold an interest in the series of the DE Trust that would be equivalent to your then interest in the corresponding Fund.  For all practical purposes, your financial investment in the Fund would not change on the date of the Reorganization.  As discussed below, the Reorganization is designed to be tax-free for federal income tax purposes.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE PLAN OF REORGANIZATION AND THE REORGANIZATION?

The trustees of the Series, as well as the directors and trustees of Other American Funds, have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Delaware corporations, Maryland corporations or Massachusetts business trusts.  Under Delaware law and the DE Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the trustees of the DE Trust (the “Trustees”) will have more flexibility to adjust to changing circumstances and market conditions.  For example, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives.  In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board of trustees amends the fund’s charter documents).  A form of Declaration of Trust is attached to this Joint Proxy Statement as Exhibit C.

Another advantage of Delaware statutory trusts as compared to Massachusetts business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees.  The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware corporations (generally limited to the full subscription price of the stock). Massachusetts business trust law also does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or of any of the other series are enforceable against the assets of that series.

The Series and all of the Other American Funds that are not currently Delaware statutory trusts are proposing to become Delaware statutory trusts, and CRMC is likely to form any new funds as Delaware statutory trusts. To the extent that the boards and management of funds advised by CRMC, including the Board and management of the Series, need to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a DE Trust. This could benefit a DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

Accordingly, the trustees of the Series believe that it is in the best interests of its shareholders to approve the Plan of Reorganization.

A comparison of the Delaware statutory trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Series, are included in Appendix 1 to this Proxy Statement.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the Series and Funds with the changes made pursuant to the other Proposals in this Proxy Statement, if approved.  On the date of the Reorganization, the DE Trust and any series thereof will hold the same portfolio of securities previously held by the Series and corresponding Fund thereof. The DE Trust will be operated under substantially similar investment advisory and service and shareholder services arrangements as those of the Series, except with respect to the Investment Advisory and Service Agreement, subject to the amendments set forth in other Proposals in this Proxy Statement.  As the successor to the Series’ operations, the DE Trust will adopt the Series’ registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the 1940 Act and SEC rules thereunder.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Series and Funds. To accomplish the Reorganization, the Plan of Reorganization provides that the Series (and each Fund thereof) will transfer all of its assets to the DE Trust (and each corresponding series thereof). In exchange for these assets the DE Trust (and each series thereof) will assume the liabilities of the Series (and each corresponding Fund thereof) and issue its own shares to the Series (and Funds), which will then distribute those shares pro rata to you and the other shareholders of the Series and Funds.  Through this procedure, you will receive exactly the same number and dollar amount of shares of a series of the DE Trust as you held in the corresponding Fund on the date of the Reorganization.  You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Series’ original legal entity will be dissolved and will cease its existence.

The trustees of the Series may terminate the Plan of Reorganization and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Series, or if the trustees abandon the Reorganization, the Series will continue to operate under its current state and form of organization. If the Reorganization is approved by shareholders, it is expected to be completed early in 2010.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT
ADVISORY AND SERVICE AGREEMENT?

As a result of the Reorganization, the DE Trust will be subject to a new Investment Advisory and Service Agreement between the DE Trust and CRMC. The Investment Advisory and Service Agreement will be substantially the same as the current Investment Advisory and Service Agreement between CRMC and the Series, subject to the amendments set forth in Proposal 5 in this Proxy Statement, including the Subsidiary Agreements as set forth in Proposal 6 of this Proxy Statement.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICES AGREEMENT AND PLANS OF DISTRIBUTION?

The DE Trust will enter into a Shareholder Services Agreement with American Funds Service Company that is substantially the same as the current Shareholder Services Agreement that the Series has with American Funds Service Company.  The DE Trust will also adopt a multiple share class plan and plans of distribution under Rule 12b-1 of the 1940 Act that are substantially similar to the plans that the Series currently has in place.  The Board does not anticipate that there will be any material changes to the Shareholder Services Agreement and plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN OF REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for that fund.  Theoretically, if the Plan of Reorganization is approved and the Series is reorganized into a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. However, the trustees of the Series have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the trustees have determined that approval of the Plan of Reorganization will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the trustees of the Series who are in office at the time of the Reorganization as Trustees of the DE Trust (including those elected pursuant to Proposal 1 in this Proxy Statement); (2) an Investment Advisory and Service Agreement between the DE Trust and CRMC, which is substantially similar to the Investment Advisory and Service Agreement currently in place for the Series, subject to the amendments set forth in Proposal 5 in this Proxy Statement; (3) Subsidiary Agreement(s) between CRMC and CRGI and/or CWI as set forth in Proposal 6 in this Proxy Statement; and (4) Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act for each applicable share class of the DE Trust that are substantially similar to the Plans of Distribution currently in place for the Series.

Prior to the Reorganization, if the transaction is approved by shareholders, the officers will cause the Series, as the sole shareholder of the DE Trust, to vote its shares for the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

The DE Trust was formed as a Delaware statutory trust pursuant to Delaware law and has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into the same Funds and share classes as the Series so as to correspond to the current Funds and classes of shares of the Series.

As of the effective date of the Reorganization, shares of the respective Funds and classes of the Series and DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective Funds and classes of both the DE Trust and the Series will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Series provides for cumulative voting in the election of its Trustees or trustees.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the Series, the Funds and their shareholders, the Board of the Series has authorized the Series to pay the expenses incurred in the Reorganization, including the cost of soliciting proxies, if any, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust and any series thereof will be the same as the basis and holding period of your shares in the Series and any Fund thereof. Completion of the Reorganization is subject to receipt of a legal opinion from counsel, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Series for the shares of the DE Trust, the transfer of such shares to the shareholders of the applicable Funds, and the dissolution of Series pursuant to the Plan of Reorganization will not give rise to the recognition of a gain or loss for federal income tax purposes to the Series and the Funds thereof, the DE Trust and the series thereof, or any of their shareholders.

Significant holders.  Pursuant to the Internal Revenue Code Section 1.368-3(b), each significant holder of a Fund of the Series, as defined therein, must include a statement on or with the holder’s return for the taxable year of the Reorganization stating the names and employer identification numbers (if any) of all of the parties to the Reorganization, the date of the Reorganization, and the fair market value of the shares of that Fund held by such holder and the holder’s basis in such shares immediately before the Reorganization.  This is not tax advice and should not be relied on as such.  Please consult your tax adviser for more information.

WHAT IF I CHOOSE TO SELL MY SHARES?

A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the applicable Fund. A request to sell shares that is received and processed on or after the effective date of the Reorganization will be treated as a request for the redemption of shares of the applicable series of the DE Trust.

WHAT IS THE EFFECT OF MY VOTING “FOR” THE PLAN OF REORGANIZATION?

By voting “FOR” the Plan of Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Trustees, an Investment Advisory and Service Agreement, Plans of Distribution and other arrangements that are substantially the same as those in place for the Series and its Funds, subject to the amendments set forth in other applicable Proposals in this Proxy Statement.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: TO APPROVE UPDATES TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES (THIS PROPOSAL INVOLVES SUB-PROPOSALS 3A – 3G)

The Funds’ existing fundamental investment policies, together with the recommended changes to such policies and restrictions, are detailed in Appendix 2.  Any Sub-Proposal that is approved by shareholders of a Fund will be effective for the Fund as of the date the Series’ registration statement is updated and reflects such changes to the Fund’s fundamental investment policies, which is anticipated to be in early 2010.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 3 AND EACH OF ITS SUB-PROPOSALS.

INTRODUCTION TO PROPOSAL 3

The Funds are subject to a number of fundamental investment policies that (1) are more restrictive than those required under present law; (2) are no longer required by present law; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist.  In some cases, current fundamental investment policies merely restate present law, but do not accommodate future changes, if any, in the law.  Under the 1940 Act, “fundamental” investment policies may be changed or eliminated only if shareholders approve such action.  The Board of the Series is recommending that shareholders approve the amendment or elimination of certain of the Funds’ fundamental investment policies principally to update those current investment restrictions that are more restrictive than is required or are no longer required under federal securities laws.  In general, the proposed restrictions would (a) simplify, modernize and standardize the fundamental investment policies that are required to be stated by the Funds under the 1940 Act; and (b) eliminate those fundamental investment policies that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission (the “SEC”) or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”).  Modifying or eliminating existing fundamental investment policies will not permit the Funds to operate in contravention of applicable law, and the Funds will remain subject to the 1940 Act, rules and regulations thereunder, and other applicable law.

Since the creation of many of the Funds, certain legal and regulatory requirements applicable to investment companies have changed.  For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies registered under the 1940 Act.  As a result, the Funds currently are subject to certain fundamental investment policies that are either more restrictive than is required under current law, or no longer required at all.

The Board believes that there are several advantages to revising the Fund’s fundamental investment policies at this time.  First, the Board and CRMC believe that CRMC’s ability to manage the Fund’s assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions.  Second, the standardized fundamental investment policies, if adopted by all Funds, are expected to enable the Funds and their service providers to more efficiently and more easily monitor portfolio compliance.  Finally, by reducing the total number of investment policies that can be changed only by a shareholder vote and having policies that allow for more flexibility, the Board and CRMC believe that the Series and its Funds will be able to avoid the future expense of holding shareholder meetings to address fundamental investment policies that have become outdated or inappropriate.

The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Fund to have fundamental investment policies as well as a policy that states that the Fund does not invest for management or control.  The proposed standardized investment policies will not affect the Fund’s investment objectives or its principal investment strategies.  Although the proposed amendments are expected to give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in the fundamental investment policies will materially change the manner in which the Fund is currently managed and operated (excepting the changes contemplated in other Proposals in this Proxy Statement).  However, the Board, typically upon the recommendation of its investment adviser, may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment policies.  If the Board in the future modifies materially the way the Fund is managed to take advantage of such increased flexibility, the Series will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information (“SAI”), as appropriate.

The proposed standardized fundamental investment policies are generally written with reference to the 1940 Act, the rules and regulations thereunder and other applicable law, rather than explicitly stating standards currently in effect.  These formulations are intended to allow the Fund’s fundamental investment policies to adjust if there are changes in applicable law without requiring a further shareholder vote.

If a Sub-Proposal is not approved by shareholders, the current fundamental investment policy or policies to which such Sub-Proposal relates will remain in effect.  The Board of the Series recommends that you vote “FOR” Proposal 3, including each Sub-Proposal described below.

SUB-PROPOSAL 3A: THE POLICY REGARDING BORROWING

Proposed fundamental investment policy:

The fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The 1940 Act imposes certain limitations on borrowing activities of investment companies. In addition, a fund’s borrowing limitations must be reflected in its fundamental policies. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investments by restricting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders.

Under the 1940 Act, an open-end fund may borrow up to 33-1/3% of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Additionally, a fund must maintain at all times an asset coverage of at least 300% of the amount of its borrowings from banks for any purpose.  Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to continue to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or other successor law, or any rule, exemption or interpretation thereunder issued by an appropriate authority. By so amending the investment restriction, the Fund would not be unnecessarily limited if CRMC determines that borrowing is in the best interests of the Fund and its shareholders.  To the extent that the Fund uses the borrowing flexibility, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility.  The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any other law, rule, exemption or interpretation thereof that may be applicable.

CRMC has advised the Board that it has no current intention of recommending that the Fund borrow as permitted by the proposed change in fundamental investment policy.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3A.

SUB-PROPOSAL 3B: THE POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

Proposed fundamental investment policy:

The fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The 1940 Act requires the Fund to have an investment policy describing its ability to issue senior securities. A “senior security” is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets.  The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund’s ability to use leverage.  In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities”—for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of transactions and the fund’s exposure to the risks associated with senior securities.

The Fund’s current investment policy relating to issuing senior securities is substantially the same as the proposed fundamental investment policy.  We are proposing the new policy as part of the entire package of fundamental investment policies for the Fund.  The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that approving the new policy will result in additional material risk to the Fund.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3B.

SUB-PROPOSAL 3C: THE POLICY REGARDING UNDERWRITING

Proposed fundamental investment policy:

The fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, the Fund’s policy concerning underwriting is required to be a fundamental policy. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities.

The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances.  The proposed policy relating to underwriting would permit the Fund to engage in underwriting to the fullest extent permitted by the 1940 Act and related interpretations, and thus would give the Fund greater flexibility to respond to future investment opportunities, subject to its investment objectives and strategies.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on underwriting, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Series’ prospectus and SAI.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3C.

SUB-PROPOSAL 3D: THE POLICY REGARDING INVESTMENTS IN REAL ESTATE OR COMMODITIES

Proposed fundamental investment policy:

The fund may not purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, a fund’s restrictions regarding investments in real estate or commodities must be reflected as fundamental investment policies. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly, or from owning commodities, whether physical commodities or contracts related to physical commodities (such as precious metals, oil or grains and related futures contracts) or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures).  However, SEC staff interpretations generally limit an open-end fund’s ability to invest in illiquid securities to no more than 15% of the fund’s net assets.  Real estate is generally considered illiquid and physical commodities may be considered illiquid.

The proposed policy would permit the Fund to invest in securities secured by real estate or interests therein, as well as invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests.  The proposed restriction would also permit the Fund to hold and sell real estate, subject to the limits on illiquid securities mentioned above.  The proposed fundamental investment policy will also permit the Fund to purchase or sell commodities and contracts related to commodities to the fullest extent permitted by the 1940 Act and related interpretations.

Modifying the Fund’s real estate restriction may increase the Fund’s exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility, to the extent the Fund invests in real estate.  The values of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments.

CRMC has advised the Board that it has no current intention of recommending that the Fund invest directly in real estate or commodities as permitted by the proposed change in fundamental policy and that the proposed revisions to the fundamental investment policy on investments in real estate or commodities, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Series’ prospectus and SAI.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3D.

SUB-PROPOSAL 3E: THE POLICY REGARDING LENDING

Proposed fundamental investment policy:

The fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices.  Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest (repurchase agreements).  If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides for an exception from the general prohibition.

The 1940 Act does not prohibit a fund from making loans.  SEC interpretations, however, currently prohibit a mutual fund from lending more than 33-1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.  Additionally, under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3B above.)

The revised policy, if adopted, will allow the Fund to lend money and other assets to the fullest extent permitted by the 1940 Act and related interpretations.  The revised policy will not prevent the Fund from purchasing or investing in debt securities and loan obligations within its investment parameters.  While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  Further, collateral received to secure loaned securities could lose value, impacting the Fund’s investment results.  Loans would be made, however, only when CRMC believes the income justifies the attendant risk, if at all.

The Fund does not currently have securities lending arrangements and CRMC has advised the Board that the proposed revisions to the fundamental investment policy on lending, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Series’ prospectus and SAI.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3E.

SUB-PROPOSAL 3F: THE POLICY REGARDING INDUSTRY CONCENTRATION

Proposed fundamental investment policy:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not purchase the securities of any issuer if, as a result of such purchase, the fund's investments would be concentrated in any particular industry.

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be a fundamental policy. While the 1940 Act does not define concentration, the SEC staff takes the position that a fund “concentrates” its investments if it invests 25% or more of its total assets in one or more issuers conducting their principal activities in any particular industry. An investment company is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so.  It is possible that interpretations of concentration could change in the future.

The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes.  In addition, the Board may from time to time establish guidelines regarding industry classifications.  The proposed policy will permit investment without limit in the securities of the U.S. government and its agencies and instrumentalities since issuers of these securities are not considered to be members of any industry.

CRMC has advised the Board that the proposed revisions to the fundamental investment policy on industry concentration, if adopted, are not expected to affect materially the manner in which the Fund’s investment strategy is being conducted at this time, as reflected in the Series’ prospectus and SAI.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3F.

SUB-PROPOSAL 3G: TO APPROVE THE ELIMINATION OF CERTAIN POLICIES

The Funds’ existing fundamental investment policies and restrictions, including those recommended to be eliminated, are detailed in Appendix 2.  If the Fund’s shareholders approve Sub-Proposal 3G, the elimination of such investment restrictions of the Fund will be effective as of the date the Series’ registration statement is updated and reflects such changes to the Fund’s fundamental investment policies, which is anticipated to be early 2010.  The Board of the Series recommends that you vote “FOR” Sub-Proposal 3G.

WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT POLICIES BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

Certain of the Funds’ current fundamental investment policies are restatements of restrictions that are already included within the 1940 Act, and thus are applicable to the Fund regardless of whether it is stated as a fundamental investment policy.  Other current fundamental investment policies are more restrictive than current SEC staff interpretations or are not required. Current restrictions include, but are not limited to, those relating to (1) entering into repurchase agreements; (2) purchasing securities that are illiquid; (3) selling securities short; (4) purchasing securities on margin; (5) purchasing securities of other investment management companies; (6) investing in puts, call, straddles or spreads; and (7) diversification.

With respect to eliminating the restriction on purchasing illiquid securities, the Fund would remain subject to the limitations imposed by the SEC staff on an open-end fund’s ability to invest in illiquid securities, which currently prohibits a fund from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable.

With respect to eliminating any policy relating to diversification, the 1940 Act requires every mutual fund to state in its registration statement whether it is diversified or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. Every Fund, except for Global Bond Fund, states in its registration statement that it is a diversified fund.  A fund is “diversified” under the 1940 Act if at least 75% of its total assets consist of cash and cash items, securities of the U.S. government and its agencies and instrumentalities, securities of other investment companies, and other securities limited as to any one issuer in an amount not greater than 5% of the value of the total assets of the fund and not more than 10% of the outstanding voting securities of the issuer.  These limitations do not apply for up to 25% of the fund’s total assets.   The elimination of a Fund's fundamental investment policy related to diversification pursuant to this Sub-Proposal 3G would not change the Fund’s status as diversified or non-diversified; rather, it simply eliminates a policy that need not be stated as a fundamental investment policy because it otherwise applies to the Fund by virtue of the Fund's “diversification” classification in its registration statement.  No vote is being sought to reclassify any Fund’s diversification classification.

CRMC has recommended, and the Board has determined, that these types of policies (referred to in this Sub-Proposal 3G as the “Restrictions”) should be eliminated and that their elimination is consistent with federal securities laws.  The Restrictions recommended to be eliminated consist of all of the Fund’s fundamental investment policies other than those proposed in Sub-Proposals 3A through 3F and other than a policy regarding investing in companies for the purpose of management or control.  By reducing the total number of investment policies that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment policies that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the then-current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund’s shareholders as it will provide the Fund with increased flexibility to pursue its investment objectives and will enhance CRMC’s ability to manage the Fund’s assets in a changing investment environment.

WHICH RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

The Fund currently is subject to certain Restrictions that are proposed to be eliminated. The language of the Restrictions has been included in Appendix 2.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

         The Board does not anticipate that eliminating the applicable Restrictions will result in any additional material risk to the Fund at this time.  If this Sub-Proposal 3G is approved, the Fund will continue to be subject to the limitations of the 1940 Act, and any rule, SEC staff interpretation, and exemptive orders granted under the 1940 Act.  Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating such Restrictions.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” SUB-PROPOSAL 3G.

PROPOSAL 4:  TO APPROVE A POLICY ALLOWING THE APPOINTMENT OF SUBSIDIARY ADVISERS WITHOUT ADDITIONAL SHAREHOLDER APPROVAL

WHAT IS THE REASON FOR THIS POLICY?

CRMC serves as the investment adviser to the Series and its Funds, subject to the authority of the Board of the Series. Currently, CRMC manages equity assets through two investment divisions, Capital World Investors (“CWI”) and Capital Research Global Investors (“CRGI”).  Under the Investment Advisory and Service Agreement between CRMC and the Series on behalf of each Fund, with the amendments set forth in Proposal 5 of this Proxy Statement, CRMC would be authorized, at its own expense, to enter into a Subsidiary Agreement with one or more subsidiary advisers, to whom CRMC may delegate day-to-day investment management responsibility for a Fund.  CRMC’s current intention is to incorporate CWI and CRGI as wholly-owned subsidiaries and enter into subsidiary agreements with those entities for the day-to-day investment management of the Funds.  While incorporating CWI and CRGI as subsidiaries of CRMC will help in gaining recognition of these entities as separate investors for investment limit and ownership reporting purposes in many countries outside of the United States, we do not expect any significant change to current operations since CWI and CRGI currently operate as independent divisions of CRMC.  In light of how investment limit and ownership reporting requirements in certain countries outside of the United States are currently applied to CRMC and its divisions, such requirements could limit the investment flexibility of the Funds and potentially foreclose or hinder attractive investment opportunities.  Currently, CRMC intends to continue providing the day-to-day investment management services to the fixed-income Funds it advises through its Fixed-Income investment division, but in the future could incorporate this division as a subsidiary and engage it as a subsidiary adviser to the fixed-income Funds.

Currently, in order for CRMC to appoint a subsidiary adviser, change a subsidiary adviser or materially modify a Subsidiary Agreement, the 1940 Act could be interpreted to require the Series to call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from Fund shareholders.  This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Series would be able to act more quickly to appoint a subsidiary adviser when the Board and CRMC believe that the appointment would benefit the Fund.  If the shareholders of a Fund do not approve this subsidiary adviser arrangement, decisions regarding a proposed subsidiary adviser for that Fund or a material change to a Subsidiary Agreement with respect to that Fund could require separate shareholder approval.

The Board recommends that you vote “FOR” this proposal to allow CRMC the flexibility to provide its investment advisory services to the Series and its Funds through one or more subsidiary advisers and provide CRMC with the maximum flexibility to select, supervise and evaluate subsidiary advisers without incurring the delay or expense inherent in obtaining further shareholder approval.  Any appointment of, or change in, subsidiary advisers would continue to require the approval of the Series’ Board and shareholders would receive notice of the engagement of a new subsidiary adviser.  Additionally, CRMC will retain ultimate responsibility to oversee the subsidiary advisers.

WHY IS THIS POLICY NECESSARY?

The Series, along with CRMC and The Capital Group Companies, Inc. (“CGC”), CRMC’s direct parent, have applied for an exemptive order from the SEC (the “exemptive order”) for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act.

Provisions of the 1940 Act could be interpreted to require that shareholders of a mutual fund approve a subsidiary agreement with the subsidiary adviser and material amendments to an existing subsidiary agreement. We expect that, if granted, the exemptive order will provide that if shareholders of a Fund approve this policy, CRMC will be authorized to evaluate and, subject to review and approval by the Board, select and retain new subsidiary advisers for the Fund, and modify the Series’ existing Subsidiary Agreement with a subsidiary adviser with respect to that Fund, without obtaining further approval from the Fund’s shareholders. Pursuant to the exemptive order, without shareholder approval CRMC would only be permitted to (1) terminate a subsidiary adviser that is a direct or indirect wholly-owned subsidiary of CRMC or CGC (a “Wholly Owned Subsidiary Adviser”) and enter into a Subsidiary Agreement with another Wholly Owned Subsidiary Adviser; (2) terminate a Wholly Owned Subsidiary Adviser and enter into a Subsidiary Agreement with a subsidiary adviser that is a direct or indirect majority owned (50% or more) subsidiary of CRMC or CGC (a “Majority Owned Subsidiary Adviser”); or (3) terminate a Majority Owned Subsidiary Adviser and enter into a Subsidiary Agreement with another Majority Owned Subsidiary Adviser in which CGC has a direct or indirect ownership interest that is equal to or less than CGC’s direct or indirect ownership interest in the terminated subsidiary adviser.  All such changes are referred to as “Eligible Subsidiary Adviser Changes.”  Eligible Subsidiary Adviser Changes would not permit CRMC to engage unaffiliated investment advisers without a shareholder vote.  Shareholders of the Fund are being asked to approve this subsidiary adviser arrangement subject to the conditions of an exemptive order issued by the SEC.  As mentioned above, CRMC’s current intention is to incorporate CWI and CRGI, engage them as Wholly Owned Subsidiary Advisers and retain the flexibility to change day-to-day investment management of the Fund from one of these entities to another, subject to Board approval, but without having to obtain further shareholder approval.

Other than relief from the requirement to have any future Eligible Subsidiary Adviser Changes or amendments to Subsidiary Agreements approved at a meeting of the Fund’s shareholders, approval of the subsidiary adviser arrangement will not affect any of the requirements under the federal securities laws that govern the Fund, CRMC, CGC, any proposed subsidiary adviser or any proposed Subsidiary Agreements with a subsidiary adviser. The Board of the Series, including the Independent Trustees, will continue to evaluate and approve all new Subsidiary Agreements with respect to a Fund between CRMC and any subsidiary adviser, as well as all material changes to any Subsidiary Agreement.  Fund shareholders will continue to evaluate and approve all new subsidiary arrangements with respect to a Fund between CRMC and any subsidiary adviser that is not an Eligible Subsidiary Adviser Change.

If shareholders approve this Proposal 4 and the SEC grants the exemptive order, CRMC will determine, in consultation with the Series’ Board, the appropriate time to implement the subsidiary adviser arrangement.

WHAT ARE THE EXPECTED CONDITIONS OF THE EXEMPTIVE ORDER?

We expect that the Series, CRMC and CGC will be subject to several conditions imposed by the SEC under the exemptive order, if granted, to protect the interests of the Funds’ shareholders whenever CRMC acts under the subsidiary adviser arrangement.  These conditions are likely to include the following:

•
The approval of the shareholders of a Fund is required before the Fund may operate under the subsidiary adviser arrangement.  The shareholder approval sought here is intended to satisfy this condition with respect to the Fund.

•
Within 90 days of hiring any new subsidiary adviser, Fund shareholders must be furnished all information about the new subsidiary adviser that would be included in a proxy statement related to their approval of a new Subsidiary Agreement in the absence of a subsidiary adviser arrangement.

•	Any change to a subsidiary adviser that is not an Eligible Subsidiary Adviser Change will be required to be approved by the shareholders of the affected Fund.

•	CRMC will provide general management services to the Series and each Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets.

•	The exemptive order will expire on the effective date of any rule adopted by the SEC that provides relief substantially similar to that contained in the exemptive order.

WILL THE SUBSIDIARY ADVISER ARRANGEMENT AFFECT THE FUNDS’ INVESTMENT ADVISORY FEES?

No.  Shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to CRMC since the approval will not result in any change to the investment advisory fee and breakpoint schedule set forth in the Series’ Investment Advisory and Service Agreement.  Additionally, the Fund will not pay any fees to a subsidiary adviser.  CRMC will compensate each subsidiary adviser out of the fees paid to CRMC under its Investment Advisory and Service Agreement with the Series.  If a Fund implements this policy, CRMC, pursuant to its Investment Advisory and Service Agreement with the Series, will continue, directly or through subsidiary advisers, to provide the same level of management and administrative services to the Series and its Funds as it provides currently.

BOARD APPROVAL OF THE SUBSIDIARY ADVISER ARRANGEMENT

At a recent meeting of the Board, the Board, including the Independent Trustees, approved the use of the subsidiary adviser arrangement and determined that shareholder approval should be sought for the same.  Reasons for approving the arrangement generally include the following:

1.
A subsidiary adviser arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new subsidiary advisers when the Board and CRMC believe that such appointment would be in the best interests of the Fund and its shareholders;

2.
CRMC would continue to be directly responsible for supervising the activities and performance of each subsidiary adviser, for taking reasonable steps to assure that the subsidiary adviser complies with the Fund’s investment policies and procedures and with applicable legal requirements, and for reporting to the Board regarding these matters;

3.	No subsidiary adviser could be appointed, removed or replaced for a Fund without the Board’s approval; and

4.
The Board also recognized that the services to be provided by CWI and CRGI, as incorporated subsidiaries, would be substantially the same as the services CWI and CRGI currently provide as divisions of CRMC.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE INVESTMENT ADVISORY AND SERVICE AGREEMENT

You are being asked to approve amendments to the Investment Advisory and Service Agreement (such agreement as amended, an “Amended and Restated Investment Advisory Agreement”) between the Series and its investment adviser, CRMC.

WHY IS THE INVESTMENT ADVISORY AND SERVICE AGREEMENT BEING AMENDED?

In order to implement the subsidiary adviser arrangement referred to in Proposal 4, the Series’ existing Investment Advisory and Service Agreement (the “Current Investment Advisory Agreement”) must be amended to allow for CRMC to engage subsidiary advisers to provide the day-to-day investment management services for the Funds.  In addition to providing for the engagement of subsidiary advisers, other changes are being proposed to achieve the standardization, to the extent possible, of the terms of the Amended and Restated Investment Advisory Agreement of the Series and the terms of the investment advisory agreements of all Other American Funds.  This standardization does not apply to advisory fees contained in the agreements, including the Amended and Restated Investment Advisory Agreement.

The 1940 Act requires that the Investment Advisory and Service Agreement applicable to a Fund of the Series and any material amendment thereto be approved by the shareholders of the Fund in order for it to become effective.  The Board, including a majority of its Independent Trustees, has approved the Amended and Restated Investment Advisory Agreement for the Series and has recommended its approval by the shareholders of the Funds for the reasons discussed below.  If shareholders do not approve the Amended and Restated Investment Advisory Agreement, CRMC will continue to manage the Fund pursuant to the terms of the Current Investment Advisory Agreement.

The Board recommends that you vote in favor of this Proposal because the Amended and Restated Investment Advisory Agreement would allow the Series and CRMC to implement the subsidiary adviser arrangement and because it standardizes and updates the terms of the Series’ Current Investment Advisory Agreement, other than advisory fees. Adopting standard terms for all investment advisory agreements for the Series and all Other American Funds is expected to streamline the boards’ review of such agreements in the future and the boards’ and CRMC’s administration and monitoring of performance under such agreements.  There will be no decrease in services provided by CRMC and no increase in investment advisory fees for any Fund under the Amended and Restated Investment Advisory Agreement.

The Current Investment Advisory Agreement is dated January 1, 2009, as last approved by the Board on December 3, 2008, and has an expiration date of December 31, 2009.  The Current Investment Advisory Agreement, as amended to date, was last approved by shareholders on June 17, 1991.  The contractual investment advisory fees payable to CRMC as investment adviser to the Series and each Fund under the agreement, the aggregate advisory fees paid to CRMC during the fiscal year ended December 31, 2008 and the aggregate fees paid to affiliated persons of CRMC during the fiscal year ended December 31, 2008, are set forth in Appendix 3 to this Proxy Statement.

WHAT IS BEING AMENDED IN THE INVESTMENT ADVISORY AND SERVICE AGREEMENT?

As mentioned above, the Current Investment Advisory Agreement is being amended mainly to allow CRMC to engage subsidiary advisers to provide the day-to-day investment management services to the Series and its Funds.  Initially, if Proposals 4, 5 and 6 are approved, CRMC’s intention is to incorporate CRGI and CWI as subsidiaries and engage one or both of those entities as the subsidiary adviser(s) to the Series and its Funds.  The Current Investment Advisory Agreement of the Series would also be amended such that the terms of the Amended and Restated Investment Advisory Agreement of the Series are standardized with the terms of the investment advisory agreements of all Other American Funds.

Set forth below is a general description of the terms of the Amended and Restated Investment Advisory Agreement, along with descriptions of the amendments to the terms of the Current Investment Advisory Agreement.  You should refer to the form of Amended and Restated Investment Advisory Agreement attached as Exhibit D to this Proxy Statement for the complete terms of the Amended and Restated Investment Advisory Agreement.

Investment Advisory and Administrative Services.   This section of the Amended and Restated Investment Advisory Agreement of the Series is substantially similar to that in the Current Investment Advisory Agreement.  Both agreements state that CRMC is to provide supervision of the portfolio of a Fund and determine what securities or other property shall be purchased or sold by the Fund, giving due consideration to the policies of the Series/Fund.  Under the agreements, CRMC also furnishes services such as performing the executive, administrative, clerical and bookkeeping functions of the Series/Fund. CRMC pays the expenses (including compensation and travel expenses) of the personnel it employs for these functions, and such personnel serve without any additional compensation from the Series.

Subsidiary Advisers.   The Amended and Restated Investment Advisory Agreement of the Series provides that CRMC has the ability to engage one or more subsidiary advisers to provide the day-to-day investment management services for a Fund.  The agreement further provides that CRMC will provide general management services to the Series/Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and, subject to review and approval of the Board, will: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend subsidiary advisers to manage all or a part of the Fund’s assets; (c) when appropriate, allocate and reallocate the Fund’s assets among multiple subsidiary advisers; (d) monitor and evaluate the performance of subsidiary advisers; and (e) implement procedures reasonably designed to ensure that the subsidiary advisers comply with the Fund’s investment objective, policies and restrictions.  Additionally, CRMC will compensate each subsidiary adviser out of the fees paid to CRMC under its Amended and Restated Investment Advisory Agreement with the Series on behalf of the Funds.  Subsidiary Advisers will not receive any additional compensation from the Series or its Funds.

This section is being added to the Current Investment Advisory Agreement so that the Series and CRMC may implement the affiliated subsidiary adviser arrangement referred to in Proposal 4.

Expenses.   This section of the Amended and Restated Investment Advisory Agreement of the Series is substantially similar to that in the Current Investment Advisory Agreement.  The agreements state that the Fund shall pay all of its expenses—that are not assumed by CRMC—including, but not limited to, expenses such as custodial and stock transfer fees, service and distribution fees pursuant to plans under Rule 12b-1 of the 1940 Act, compensation, fees and expenses paid to trustees of the Series, and shareholder servicing fees.

Fees.   Under the Current Investment Advisory Agreement, the Series pays CRMC, as compensation for its services, a fee with respect to each Fund computed at an annual rate as shown in Appendix 3 of this Proxy Statement.  The fee payable by the Fund under the Amended and Restated Investment Advisory Agreement will be computed at the same annual rate.  There is no change in the fee payable by any Fund under the Amended and Restated Investment Advisory Agreement.

CRMC and certain of its affiliates currently are defendants in three class action litigation cases.  The cases include allegations that fees paid by one or more American Funds to CRMC and/or its affiliates were excessive.  The cases are in various stages of litigation.  CRMC believes each of these cases is without merit and is vigorously defending against them.

Term and Continuance.  The Current Investment Advisory Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act.  If approved by the Funds’ shareholders, the Amended and Restated Investment Advisory Agreement would terminate on December 31, 2009 as may be extended by the Board, unless sooner terminated as set forth therein. Thereafter, if not terminated, the Amended and Restated Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Series, provided that in either event the continuance is also approved by a majority of the Series’ trustees who are neither parties to the Amended and Restated Investment Advisory Agreement nor interested persons of any such party, at a meeting called for the purpose of voting on such approval.

Termination.   The Amended and Restated Investment Advisory Agreement with respect to any Fund may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to CRMC, or by CRMC on sixty (60) days’ written notice to the Series. The Amended and Restated Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreement contains the same termination provision.

Liability.   This section of the Amended and Restated Investment Advisory Agreement is substantially similar to that in the Current Investment Advisory Agreement.  The Amended and Restated Investment Advisory Agreement states that CRMC shall not be liable to the Series or its shareholders for any error in judgment, mistake of law, or for any loss arising out of any investment, or for any act or omission not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.

Other provisions.   The Board of the Series proposes amending the Current Investment Advisory Agreement to eliminate other provisions that are no longer operational or required. The Current Investment Advisory Agreement contains a provision stating that CRMC will reduce its advisory fee if the annual ordinary net operating expenses of a Fund exceed a defined amount.  The provision reads as follows:

“The advisory fee will be reduced to the extent that the annual ordinary net operating expenses of each Fund exceed 1 1/2% of the first $30,000,000 of the average month end total net assets of each Fund and 1% of the average month end total net assets in excess thereof.  For the International Fund, the advisory fee will be reduced to the extent that the Fund’s annual ordinary net operating expenses exceed 1 1/2% of its average month end total net assets.  Expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation.  Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.”

The provision and the percentages therein were based on state laws in effect at the time the Current Investment Advisory Agreement was adopted.  This provision is no longer applicable to the Series because state securities laws have been preempted by NSMIA and because it is unforeseeable that the provision would apply to the Series since substantially all of each Fund’s expenses are based on the net assets of the Fund and are not fixed expenses.  The Board proposes to amend the Current Investment Advisory Agreement to exclude this provision in the Amended and Restated Investment Advisory Agreement.

BOARD EVALUATION OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

At a recent meeting of the Board, trustees reviewed and considered an Amended and Restated Investment Advisory Agreement between CRMC and the Series, in order to determine whether the agreement should be approved.  Following their review and consideration, the Board determined that the Amended and Restated Investment Advisory Agreement will enable shareholders of the Series and its Funds to continue to enjoy high quality services at a cost that is appropriate, reasonable, and in the best interests of the Series, Funds and their shareholders. The Board, including the Independent Trustees, approved the Amended and Restated Investment Advisory Agreement and appointment of CRMC as investment adviser to the Series and its Funds under such agreement.

In reaching this decision, the Board took into account information furnished to it throughout the year, including information provided to it or its Contracts Committee, at its most recent meeting to review and approve the Series’ Current Investment Advisory Agreement, as well as information prepared specifically in connection with its review of the agreement.  Additionally, the Independent Trustees were advised by their independent counsel.  During its most recent review of the Current Investment Advisory Agreement and its consideration of the Amended and Restated Investment Advisory Agreement, the Board considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor in reaching its decision.

Nature, extent and quality of services. The Board considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities, including the contemplated incorporation of CWI and CRGI, which would provide day-to-day investment management services for the Funds.  The Board considered, among other things, the impact of current market conditions on the Funds.  The Board also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the Funds under the Current Investment Advisory Agreement and other agreements, which are not expected to change under the Amended and Restated Investment Advisory Agreement, as well as the benefits to Fund shareholders from investing in a fund that is part of a large family of funds.  The Board concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the Funds and their shareholders.

Investment results.   The Board considered the investment results of the Funds in light of their objectives. It compared the Funds’ total returns with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the Funds are included) and market data such as relevant market indices, in each case as available at the time of the related meetings.  The Board concluded that long-term results have been satisfactory and that CRMC’s record in managing the Funds indicated that its continued management should benefit the Funds and their shareholders.

Advisory fees and total expenses. The Board noted that the investment advisory fee and breakpoint schedule in the Current Investment Advisory Agreement was not being amended.  The Board noted that at its most recent meeting to review the Current Investment Advisory Agreement, it compared the advisory fees and total expense levels of the Funds to those of other relevant funds. It observed that the Funds’ advisory fees and expenses remain significantly below those of most other relevant funds.  At that meeting the Board also noted the breakpoint discounts in the Funds’ advisory fee structures that reduce the level of fees charged by CRMC to the Funds as fund assets increase.  In addition, it reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to the Funds.  The Board concluded that the Funds’ cost structures were fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees paid to CRMC by the Funds.

Ancillary benefits. The Board considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the Series and other funds in the American Funds family of mutual funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the funds’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The Board has reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.  The Board took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each Fund.

Adviser financial information. The Board reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems, and the resources of investment, compliance, trading, accounting and other administrative operations.  It considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel.  It noted information previously received regarding the compensation structure for CRMC’s investment professionals.  The Board also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The Board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance to the Funds in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity.  The Board further considered the breakpoint discounts in the Funds’ advisory fee structures, reflecting benefits that may accrue from growth in assets.  The Board concluded that the Funds’ advisory fee structures reflected a reasonable sharing of benefits between CRMC and the Funds’ shareholders.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 5

PROPOSAL 6: TO APPROVE A FORM OF SUBSIDIARY AGREEMENT AND APPOINTMENT OF SUBSIDIARY ADVISER(S)

You are being asked to approve a form of Subsidiary Agreement (the “Subsidiary Agreement”) and appointment of one or more subsidiary advisers to the Series and its Funds, initially CRGI and/or CWI.

WHY IS THIS PROPOSAL AND A SUBSIDIARY AGREEMENT NECESSARY?

In Proposal 4 shareholders are being asked to approve a subsidiary adviser arrangement and in Proposal 5 shareholders are being asked to approve an Amended and Restated Investment Advisory Agreement between the Series and CRMC that provides for the engagement of subsidiary advisers.  Approval of this Proposal is necessary in order to implement the subsidiary adviser arrangement by enabling the engagement of subsidiary advisers by CRMC through a Subsidiary Agreement and by effectuating the appointment of CRGI and/or CWI as the initial subsidiary adviser(s) to the Series.

Currently, CRMC manages the equity assets of the Funds through either or both of CRGI and CWI as divisions of CRMC.  These divisions are recognized as separate investors for purposes of reporting securities ownership to the SEC in the United States.  However, in order to help gain the same recognition with respect to investment limits and ownership reporting in many countries outside the United States, CRMC may incorporate CRGI and CWI as subsidiaries.  Absent such incorporation, the investment limit and ownership reporting requirements of these countries could limit the investment flexibility of the Funds.  In order to implement this arrangement, CRMC would need to engage CRGI and CWI to provide day-to-day investment management for the Funds pursuant to a Subsidiary Agreement.  While CRMC currently intends to continue providing day-to-day investment management services to the fixed-income Funds it advises through its Fixed-Income investment division, it may in the future incorporate this division as a subsidiary and engage it as a subsidiary adviser to the fixed-income Funds pursuant to a Subsidiary Agreement.

WILL THIS CHANGE THE WAY MY FUND’S PORTFOLIO IS MANAGED?

The incorporation of CRGI and CWI as subsidiaries of CRMC and subsequent engagement of one or both of these entities under a Subsidiary Agreement would not result in any significant change to current operations.  CRMC would remain as the investment adviser to the Series and its Funds and will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets.  CRGI’s and/or CWI’s responsibility over the day-to-day investment management services for the Fund would be essentially the same as it is today.  By voting in favor of this Proposal to approve the Subsidiary Agreement, you are also voting in favor of allowing CRMC, at a future date in conjunction with the incorporation of CRGI and CWI as subsidiaries of CRMC, to enter into a Subsidiary Agreement with the division(s)—CRGI and/or CWI—then responsible for the Fund’s day-to-day investment management.  Additionally, if CRMC incorporates its Fixed-Income investment division as a subsidiary at some future point, you are voting in favor of allowing CRMC to enter into a Subsidiary Agreement with that entity with respect to fixed-income Funds.

WILL THE SUBSIDIARY AGREEMENT(S) INCREASE THE ADVISORY FEE OF MY FUND?

No, the Subsidiary Agreement sets forth that CRMC will be solely responsible for compensating each subsidiary adviser.  A Fund will not be responsible for paying any fees to a subsidiary adviser pursuant to a Subsidiary Agreement.

WHAT ARE THE RELEVANT PROVISIONS OF THE SUBSIDIARY AGREEMENT?

Set forth below is a general description of the terms of the Subsidiary Agreement, a form of which is attached as Exhibit E to this Proxy Statement.

Day-to-day investment advisory services.   The Subsidiary Agreement provides that the subsidiary adviser, subject to the control and supervision of the Series’ Board and CRMC, shall have full investment discretion for the Series/Fund and shall make all determinations with respect to (i) the investment of the Fund’s assets assigned to the subsidiary adviser; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision.   The agreement further states that all services provided by the subsidiary adviser shall be made in accordance with the Amended and Restated Investment Advisory Agreement, as amended from time to time and communicated to the subsidiary adviser in writing.

Expenses.   The Subsidiary Agreement states that the subsidiary adviser shall pay all of its expenses associated with performing under the agreement.

Fees.   Under the Subsidiary Agreement, CRMC is solely responsible for paying the subsidiary adviser each month for services rendered during the previous month based on a schedule agreed to by CRMC and the subsidiary adviser.  The subsidiary adviser agrees to seek its fees solely from CRMC, and not from the Series or any Fund.

Term and continuance.   If approved by the Funds’ shareholders, the Subsidiary Agreement(s) would terminate, unless sooner terminated as set forth therein, on December 31, 2009 as may be extended by the Series’ Board.  Thereafter, if not terminated, the Subsidiary Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Series, provided that in either event the continuance is also approved by a majority of the Series’ trustees who are neither parties to the Subsidiary Agreement nor interested persons of any such party, at a meeting called for the purpose of voting on such approval.

Termination.   The Subsidiary Agreement with respect to any Fund may be terminated at any time, without the payment of any penalty, by CRMC or the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the subsidiary adviser, or by the subsidiary adviser on sixty (60) days’ written notice to CRMC. The Subsidiary Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Liability.   The subsidiary adviser agrees to indemnify CRMC against any claims relating to any actions by the subsidiary adviser that were not made in good faith with respect to its responsibilities under the Subsidiary Agreement.  CRMC agrees to indemnify the subsidiary adviser against any claims with respect to the Amended and Restated Investment Advisory Agreement or the Subsidiary Agreement, except to the extent the subsidiary adviser did not act in good faith.

DID THE BOARD APPROVE THE SUBSIDIARY AGREEMENT?

At a recent meeting of the Board, including its Independent Trustees, the Board approved the Subsidiary Agreement and determined that shareholder approval should be sought for this agreement.  The Board recommends that you vote in favor of this Proposal because the Subsidiary Agreement, along with approval of the Amended and Restated Investment Advisory Agreement in Proposal 5, would allow the Series and CRMC to implement the subsidiary adviser arrangement set forth in Proposal 4.

In making their determination, the trustees considered that CRMC would remain as the investment adviser to the Series and its Fund and that each of CRGI and CWI, as subsidiaries of CRMC, would be providing essentially the same services they provide as divisions today.  They also considered that there will be no decrease in services provided by CRMC and no increase in investment advisory fees paid by the Funds pursuant to the Subsidiary Agreement.  The trustees also considered that CRGI and CWI, as subsidiaries of CRMC, will employ many of the investment professionals currently in the organization and will be able to continue to attract top caliber investment professionals to provide investment services to the Funds.  Directors considered that these factors will enable shareholders of the Funds to continue to enjoy high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 6.

PROPOSAL 7: TO APPROVE CHANGES TO AN INVESTMENT POLICY OF GLOBAL DISCOVERY FUND (APPLIES ONLY TO GLOBAL DISCOVERY FUND)

Shareholders of Global Discovery Fund are being asked to approve changes to an investment policy of their Fund.  Currently, the Fund is restricted to investing primarily in companies in the service and information areas of the global economy, as described in its prospectus.  The proposed changes would permit the Fund to make investments in any company, regardless of industry classification, provided the Fund’s investment adviser determines the company in question could participate and thrive in the “new economy,” as expanded upon in the objective and revised policy below.  The Fund would continue to have an objective to provide shareholders with long-term growth of capital.  Additionally, though the Fund may invest its assets on a global basis, the Fund would continue its current expectation to invest a majority of its assets in the United States.

If this Proposal is approved, the objective and revised investment policy for Global Discovery Fund would be:

“The investment objective of the fund is long-term growth of capital.  The fund seeks to achieve this objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.  Current income is a secondary consideration.”

WHY ARE CHANGES TO THE FUND’S INVESTMENT POLICY BEING PROPOSED?

Global Discovery Fund, which commenced investment operations in 2001, is patterned after and follows substantially the same investment strategy as The New Economy Fund, another fund in the American Funds family of mutual funds.  The New Economy Fund was formed in 1983 to seek long-term growth of capital by primarily investing in stocks of companies in the services and information areas of the global economy.  At that time, a profound shift was occurring in the United States—and to a lesser extent, in the rest of the global economy—toward the service and information areas and away from traditional manufacturing.  Many commentators and the popular press dubbed the emergence of companies in these areas as the “new economy.”  Consequently, The New Economy Fund was formed to focus on these developments.

However, it is inherently difficult to articulate a precise formula for what constitutes the new economy at any given point in time; a concept that, by its very nature, will change over time in unanticipated ways.  Accordingly, due to the increasing dynamism of the global economy, CRMC and the Series’ Board believe that continuing to restrict the Fund to one area or sector may inhibit the Fund’s ability to participate fully in opportunities consistent with its original mission.  For example, as “traditional” manufacturers become more innovative and efficient by incorporating new service and information technologies into their operations, without a broader mandate, the Fund may be forced to exclude investment opportunities with important participants in the new economy of the future.  The Fund’s new articulation of its strategy is designed to adjust to innovations as the “new economy” shifts and develops in new and different ways.  CRMC and the Series’ Board believe that broadening the Fund’s ability to invest in companies outside of any particular area or sector will benefit the Fund over the long term.

Similarly, CRMC and the board of The New Economy Fund believe that broadening that fund’s strategy in the same manner for the same reasons will benefit that fund over the long term, as well.  Accordingly, shareholders of The New Economy Fund are being asked to approve a proposal that is substantially the same as this Proposal 7 as set forth in a separate Joint Proxy Statement dated [                   ].

HOW DO THE PROPOSED CHANGES TO THE FUND’S INVESTMENT POLICY BENEFIT THE FUND?

As a practical matter, the proposed changes to the Fund’s investment policy, if approved, would result in the elimination of any industry or sector restrictions on the Fund, other than restrictions imposed by the 1940 Act.  By eliminating these restrictions, the Fund will benefit by being able to expand its investment universe.  This provides the Fund with greater investment flexibility to take advantage of attractive opportunities as they arise.  The Fund will, however, remain subject to many of the same risks associated with the Fund prior to this change in the Fund’s investment policy.

WILL THE PROPOSED CHANGES TO THE FUND’S INVESTMENT POLICY INCREASE THE FUND’S INVESTMENT MANAGEMENT FEE?

No.  While the Fund with a broader investment mandate could justify an increase in investment advisory and service fees, no fee adjustment is being proposed in connection with the proposed changes in investment policy.

THE BOARD OF THE SERIES RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 7.

PART II

ADDITIONAL INFORMATION ABOUT THE SERIES AND ITS FUNDS

THE INVESTMENT ADVISER.  Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the Series and its Funds.  Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618.  Capital Research and Management Company manages the investment portfolios and business affairs of the Funds pursuant to an Investment Advisory and Service Agreement between CRMC and the Series on behalf of the Funds.  The principal executive officer and board of directors of Capital Research and Management Company are set forth on Appendix 4 to this Proxy Statement.

THE TRANSFER AGENT. American Funds Service Company, a wholly-owned subsidiary of CRMC, maintains the records of insurance company separate accounts invested in the Funds, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions.  The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618.

THE CUSTODIAN.  State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the custodian for the cash and securities owned by the Funds.

OTHER MATTERS.  The Funds’ last audited financial statements and their most recent annual and semi-annual reports are available free of charge.  Copies of these documents can be obtained by writing to the secretary of the Series at 333 South Hope Street, Los Angeles, California 90071 or by calling American Funds Service Company, toll free, at 800/421-0180.

SHAREHOLDERS SHARING THE SAME ADDRESS.  If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Funds will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address.  Please call American Funds Service Company at 800/421-0180 or write to the secretary of the Series at 333 South Hope Street, Los Angeles, California 90071 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual or semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual or semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

PRINCIPAL SHAREHOLDERS.  As of June 30, 2009, the outstanding shares and classes of each Fund were as set forth in Appendix 5.

As of June 30, 2009, each Fund’s shareholders of record and/or beneficial owners (to the Fund’s knowledge) who owned five percent or more of the Fund’s shares are set forth in Appendix 6.

As of June 30, 2009, the Officers and Directors of each Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of such Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Series’ Audit Committee acts as the liaison between the full Board and the Series’ independent registered public accounting firm (“auditors”).  The Audit Committee of is responsible for the appointment, compensation and retention of the Series’ auditors, including evaluating their independence, recommending the selection of the Series’ auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Series’ and the Funds’ financial reports and internal accounting. The Audit Committee is currently comprised of Joe E. Davis, Martin Fenton, Leonard R. Fuller, W. Scott Hedrick and Merit E. Janow, all of whom are Independent Trustees.

SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Series and the Funds for the current fiscal year.  The Series does not expect representatives of PwC to be present at the Shareholder Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC by the Series for professional services rendered by PwC for the audit of the Series’ and the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $394,000 for the fiscal year ended December 31, 2008 and $359,000 for the fiscal year ended December 31, 2007.

AUDIT-RELATED FEES. There were no fees paid to PwC for audit-related services rendered by PwC that are reasonably related to the performance of the audit or review of the Series’ and the Funds’ financial statements and not reported under “Audit Fees” above.

TAX FEES.  The fees paid to PwC for tax compliance, tax advice or tax planning services (“tax services”) rendered by PwC to the Series were $142,000 for the fiscal year ended December 31, 2008 and $132,000 for the fiscal year ended December 31, 2007. The tax services for which these fees were paid related to the preparation of the Series’ tax returns.

ALL OTHER FEES. The Series did not pay any fees for products or services provided by PwC to the Series, other than those reported above, for the fiscal years ended December 31, 2008 and December 31, 2007.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Series and to CRMC or to any entity controlling, controlled by, or under common control with CRMC that provide ongoing services to the Series or the Funds were $148,000 for the fiscal year ended December 31, 2008 and $135,000 for the fiscal year ended December 31, 2007.  The Audit Committee has determined that the provision of the non-audit services, including tax-related services, that were rendered to CRMC and to any entities controlling, controlled by, or under common control with CRMC that provide ongoing services to the Series and the Funds is compatible with maintaining PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee has adopted pre-approval policies and procedures that require all such services described above and provided by PwC be pre-approved by the Audit Committee.  The Audit Committee has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the Audit Committee Chair, provided the Audit Committee Chair reports such matters to the full Committee at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the trustees of the Series.  The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Series. The Series reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Series has engaged [                         ], which provides professional proxy solicitation services, to solicit proxies from brokers, banks, other institutional holders and individual shareholders or contractholders at an estimated cost of [                ]. The Series expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  If the Series does not receive your proxy by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote.  The Series does not reimburse trustees and officers of the Series and its Funds, or regular employees and agents of CRMC, involved in the solicitation of proxies.  The Series intends to pay all costs associated with the solicitation and the Shareholder Meeting.  Such costs will be allocated among the Funds.

VOTING BY BROKER-DEALERS. The Series expects that, before the Shareholder Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1, Election of Board members, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM.  Holders of a majority of the outstanding shares of a Fund of the Series, present in person or represented by proxy, constitute a quorum at the Shareholder Meeting for purposes of acting upon the Proposals with respect to that Fund.  Proxies returned with respect to the shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxy instructions reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorums of shares exist.

METHOD OF TABULATION.  Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast of the holders of shares of the Series present in person or represented by proxy at the Shareholder Meeting at which a quorum is present. Approval of Proposal 2 requires the affirmative vote of more than 50% of the shares of the Series outstanding.  Approval of Proposals 3 through 7 (including the Sub-Proposals under Proposal 3) each requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the shares of the Fund voting at the Shareholder Meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy.  Abstentions and broker non-votes will be treated as votes present at the Shareholder Meeting, but will not be treated as votes cast.  Abstentions and broker non-votes, therefore, will have no effect on Proposal 1 and will have the effect of a vote “against” Proposals 2 through 7.  Proxy cards that are signed and dated, but not completed for Proposals 1 through 7 (including Sub-Proposals), will be voted “FOR” each such Proposal or Sub-Proposal that has no indication.

ADJOURNMENT.  With respect to any Fund, the Shareholder Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Shareholder Meeting, or by the Chairman or Vice Chairman of the Board, the president of the Fund or another authorized officer of the Fund. Such authority to adjourn the Shareholder Meeting may be exercised if a quorum is not present at the Shareholder Meeting, or, if a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable law and the Series’ Charter and By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Series on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Series did not have timely notice, as set forth in the SEC’s proxy rules.

SHAREHOLDER PROPOSALS. The Series and its Funds are not required and do not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for its next meeting of shareholders should send a written proposal to the Series’ offices at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

REVOKING YOUR PROXY.  Your latest vote is the one that counts.  Therefore, you can revoke a prior proxy simply by voting again—via the Internet, with your proxy card(s) or voting instruction form(s), or by toll-free telephone call.  You can also revoke a prior proxy by writing to the Series’ secretary at 333 South Hope Street, Los Angeles, CA 90071 or by voting in person at the Shareholder Meeting.  You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

OTHER BUSINESS.  No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of any Fund’s shareholders arise, including any questions as to an adjournment or postponement of the Shareholder Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees of the Series,

/s/ Steven I. Koszalka
Steven I. Koszalka
Secretary

[                    ], 200

EXHIBITS AND APPENDICES

EXHIBITS

Exhibit A – Form of Nominating Committee Charter……………………………………................	A-1
Exhibit B – Form of Agreement and Plan of Reorganization……………………………………….	B-1
Exhibit C – Form of Agreement and Declaration of Trust .………………………………….……..	C-1
Exhibit D – Form of Investment Advisory and Service Agreement………………………………...	D-1
Exhibit E – Form of Subsidiary Agreement…..…………………………………………………….	E-1

APPENDICES

Appendix 1 – Summary Comparison of Governing Documents and State Law………………….....	1-1
Appendix 2 – Proposed Updates to Fundamental Investment Policies…………………………..…..	2-1
Appendix 3 – Investment Advisory Agreement Information and Related Entity Fees……………….	3-1
Appendix 4 – Investment Adviser’s Board of Directors…………………………………………….....	4-1
Appendix 5 – Capitalization Table………………………………………………………….................	5-1
Appendix 6 – 5% Shareholder Table…………………………………………………………….........	6-1

Exhibits and Indices

EXHIBIT A

FORM OF
NOMINATING COMMITTEE CHARTER

I.	COMMITTEE ORGANIZATION

The Nominating Committee (“the Committee”), a committee established by the Board of Trustees (the “Board”), will be comprised solely of members of the Board who are not considered “interested persons” of the Series under the Investment Company Act of 1940 (the “Act”), and who are otherwise independent.  To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Series, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members.  The Series’ Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members.  Under normal circumstances, the Committee is expected to meet at least annually.  The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting.  The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly.  The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable.  The Committee may also meet in executive session.

II.	DUTIES AND RESPONSIBILITIES

The Committee will:

(a)
Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics.  In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally.  Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership.  The Committee will also consider Board member succession issues.

(b)
Identify and screen independent director candidates for appointment to the Board, and submit final recommendations to the full Board for approval.  If the Series has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board.[1]  The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

(c)
Review independent director (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate.  The Committee will make recommendations on these matters to the full Board.[2]

(d)
Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

(e)
Make recommendations to the full Board concerning the appointment of independent directors to the Board’s committees.  The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.[3]

(f)
Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

III.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

IV.	POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices.  In meeting its responsibilities, the Committee is expected to:

(a)
Provide oversight regarding the orientation of new independent directors.[4]  The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

(b)
Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the Series’ Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness.  The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and materials and presentations, and, as appropriate, Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

1 Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise.  As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates.  However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.

2 Trustee compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

3 Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC.  Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

4 It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged.  These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations.  Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate.  New independent trustees are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

EXHIBIT B

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this __ day of ______, 20__ by and between [Name of Fund], a [state and form of organization] (the “Fund”), and [Name of Delaware statutory trust], a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.           Plan of Reorganization.

a.           Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of beneficial interest of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Trustees of the Fund (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

b.           In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund. On the Effective Date of the Reorganization, each share of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the DE Trust in exchange for shares of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

c.           As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Fund.

d.           The expenses of entering into and carrying out this Agreement will be borne by the Fund.

2.           Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3.           Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a.           Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

b.           (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in name and legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

c.           Each party shall have received an opinion of [Counsel] to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to [Counsel], the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

d.           The shares of the DE Trust are eligible for offering to the public in those states of the United States in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

e.           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the Fund;

f.      The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series of the DE Trust, to:

(i)	Elect as Trustees of the DE Trust the following individuals: [list Board members];

(ii)
Approve an Investment Advisory and Service Agreement between Capital Research and Management Company (“Investment Adviser”) and the DE Trust, which is substantially the same, with any such changes as approved by shareholders of the Fund, as the then-current Investment Advisory and Service Agreement between the Investment Adviser and the Fund;

(iii)	Approve a Subsidiary Agreement between the Investment Adviser and a Subsidiary Adviser, substantially in the form approved by shareholders of the Fund; and

(iv)
Approve Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act for applicable share classes and series of the DE Trust that are substantially the same as the Plans of Distribution of the Fund and its series.

g.           The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called for such purposes:

(i)	Approval of the Investment Advisory and Service Agreement described in paragraph (f)(ii) of this Section 3 between the Investment Adviser and the DE Trust;

(ii)	Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between [Custodian] and the Fund;

(iii)	Selection of [Auditor] as the DE Trust’s independent registered public accounting firm for the current fiscal year;

(iv)	Approval of an administrative services agreement with the Investment Adviser in substantially the same form as the Fund’s then current agreement;

(v)	Approval of a principal underwriting agreement between the DE Trust and American Funds Distributors, Inc. in substantially the same form as the Fund’s then current agreement;

(vi)
Approval of plans of distribution by the DE Trust pursuant to Rule 12b-1 under the 1940 Act for each relevant class of shares in substantially the same form as the then current plans for shares of the Fund;

(vii)	Approval of the multiple class plan pursuant to Rule 18f-3 in substantially the same form as the Fund’s then current plan;

(viii)	Approval of a shareholder services agreement with American Funds Service Company in substantially the same form as the Fund’s then current agreement;

(ix)
Authorization of the issuance by the DE Trust of one share of each series of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (f) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(x)	Submission of the matters referred to in paragraph (f) of this Section 3 to the Fund as sole shareholder of each series of the DE Trust.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Boards of Trustees of the Fund and the DE Trust, if, in the judgment of such Boards, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund and the DE Trust under this Agreement.

4.           Dissolution of the Fund.

Promptly following the Closing, the officers of the Fund shall take all steps necessary under Massachusetts law to dissolve its business trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of a Certificate of Termination.

5.           Termination.

The Board of Trustees of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.           Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.           Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Fund and the DE Trust and is not executed or made by the officers or Trustees of the Fund or the DE Trust individually, but only as officers and Trustees under the Fund’s charter or the DE Trust’s Agreement and Declaration of Trust, respectively, and that the obligations of the Fund and the DE Trust hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund or the DE Trust individually, but bind only the estate of the Fund or the DE Trust, as appropriate.

8.           Closing and Effective Date of the Reorganization.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.           Closing and Effective Date of the Reorganization.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first-above written.

[Name of Fund] (a state and form of organization)

By:
Name:
Title:
[Name of DE Trust] (a Delaware statutory trust)

By:
Name:
Title:

EXHIBIT C

FORM OF
AGREEMENT AND
DECLARATION OF TRUST

AGREEMENT AND DECLARATION OF TRUST of [Name of Fund], a Delaware statutory trust, made as of _________, 20__, by the undersigned Trustees.

WHEREAS, the undersigned Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided; and

WHEREAS, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders of the shares of beneficial interest issued hereunder and subject to the provisions hereof;

NOW, THEREFORE, in consideration of the foregoing, the undersigned Trustees hereby declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Agreement and Declaration of Trust as herein set forth below.

ARTICLE 1

NAME, PURPOSE AND DEFINITIONS

Section 1.1                                Name.  The name of the trust established hereby is the “[Name of Fund]” and so far as may be practicable the Trustees shall conduct the Trust’s activities, execute all documents and sue or be sued under such name.  However, the Trustees may at any time and from time to time select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name.  Any name change shall become effective upon the resolution of a majority of the then Trustees adopting the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Act.  Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Trust Instrument.

 Section 1.2                                Trust Purpose.  The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act.  In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Act, and in connection therewith the Trust shall have the power and authority to engage in the foregoing, both within and without the State of Delaware, and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

Section 1.3                                Definitions.  Wherever used herein, unless otherwise required by the context or specifically provided:

(a)                 “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations thereunder, all as may be amended from time to time.

(b)                 “Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as from time to time amended.

(c)                 “Advisory Board Member” shall mean a member of an “Advisory Board” as defined in Section 2(a)(1) of the 1940 Act.

(d)                 “By-laws” means the By-laws referred to in Section 4.1(g) hereof, as from time to time amended.

(e)                 The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

(f)                 “Class” means any division of Shares within a Series, which Class is or has been established in accordance with the provisions of Article 2.

(g)                 “Fiduciary Covered Person” has the meaning assigned in Section 8.3 hereof.

(h)                 “Indemnified Person” has the meaning assigned in Section 8.4 hereof.

(i)                 “Net Asset Value” means the net asset value of each Series or Class of the Trust determined in the manner provided in Section 7.4 hereof, and “Net Asset Value per Share” has the meaning assigned in Section 7.4 hereof.

(j)                 “Outstanding Shares” means those Shares recorded from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

(k)                 “Person” shall have the meaning given in Section 3801 of the Act.

(l)                 “Series” means a series of Shares of the Trust established in accordance with the provisions of Section 2.6 hereof.

(m)                 “Shareholder” means a record owner of Outstanding Shares of the Trust.

(n)                 “Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or Class thereof shall be divided and may include fractions of Shares as well as whole Shares.  All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series or Classes as the context may require.

(o)                 “Trust” refers to the Delaware statutory trust established hereby and reference to the Trust, when applicable to one or more Series or Classes of the Trust, shall refer to any such Series or Class.  All provisions herein relating to the Trust shall apply equally to each Series and Class of the Trust except as the context otherwise requires.

(p)                 “Trustee” or “Trustees” means the person or persons who has or have signed this Trust Instrument, so long as such person or persons shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article 3 hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder.

(q)                 “Trust Instrument” means this Agreement and Declaration of Trust as the same may be amended and restated from time to time.

(r)                 “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series, or by or for the account of the Trustees on behalf of the Trust or any Series.

ARTICLE 2

BENEFICIAL INTEREST

Section 2.1                                Shares of Beneficial Interest.  The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series and Classes within a Series as the Trustees shall from time to time create and establish.  The number of Shares of each Series and Class authorized hereunder is unlimited.  Each Share shall have no par value, unless otherwise determined by the Trustees in connection with the creation and establishment of a Series or Class.  All Shares when issued hereunder on the terms determined by the Trustees, including without limitation Shares of a Series or Class issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

Section 2.2                                Issuance of Shares.

(a)                 The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares of each Series and Class to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a Share dividend or split-up or otherwise as determined by the Trustees), subject to applicable law, including cash or securities (including Shares of a different Series or Class), at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisitions of assets subject to, and in connection with, the assumption of liabilities) and businesses.  In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury.  The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby materially changing the proportionate beneficial interests in the Trust or any Series or Class.

(b)                 Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series or Class of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

Section 2.3                                Register of Shares and Share Certificates.  A register shall be kept at the principal office of the Trust or an office of one or more transfer agents which shall contain the names and addresses of the Shareholders of each Series and Class, the number of Shares of that Series and Class thereof held by them respectively and a record of all transfers thereof.  As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders.  No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the transfer agent or such other officer or agent of the Trust as shall keep the said register for entry thereon.  The Trustees shall have no obligation to, but in their discretion may, authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.  If one or more share certificates are issued, whether in the name of a Shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of the Shares evidenced thereby for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

Section 2.4                                Transfer of Shares.  Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees.  Upon such delivery the transfer shall be recorded on the register of the Trust.  Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.5                                Treasury Shares.  The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series or Class reacquired by the Trust.  Shares held in the treasury shall, until reissued pursuant to Section 2.2 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.  Any Shares held in treasury shall not be canceled unless the Trustees decide otherwise.

Section 2.6                                Establishment of Series and Classes.

(a)                 The Trustees shall be authorized, without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust, to establish and designate and to change in any manner any initial or additional Series or Classes and to fix such preferences, voting powers (or lack thereof), rights and privileges of such Series or Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Series or Classes into a greater or lesser number, to classify or reclassify any issued or unissued Shares or any Series or Classes into one or more Series or Classes of Shares, to redeem or abolish any outstanding Series or Class of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable.  Unless another time is specified by the Trustees, the establishment and designation of any Series or Class shall be effective upon the adoption of a resolution by the Trustees setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.  The Trust may issue any number of Shares of each Series or Class.

(b)                 Subject to the distinctions permitted among Classes of Shares of the Trust or of Classes of the same Series, as established by the Trustees consistent with the requirements of the 1940 Act or as otherwise provided in the instrument designating and establishing any Class or Series, each Share of the Trust (or Series, as applicable) shall represent an equal beneficial interest in the net assets of the Trust (or such Series), and each holder of Shares of the Trust (or a Series) shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect thereto. Upon redemption of the Shares of any Series or upon the liquidation and termination of a Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series.

(c)                 Without limiting the authority of the Trustees set forth in this Section to establish and designate any further Series or Classes, the Trustees hereby establish and designate the following Series and Classes of Shares of the Trust: [Name of Series] and Classes [1, 2 and 3].

Section 2.7                                Investment in the Trust.  The Trustees may accept investments in any Series of the Trust or Class, if the Series has been divided into Classes, from such persons and on such terms as they may from time to time authorize.  At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided herein.  Unless the Trustees otherwise determine, investments in a Series shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received.  Without limiting the generality of the foregoing, the Trustees may (a) fix the Net Asset Value per Share of the initial capital contribution to the Trust or any Series or Class thereof, (b) impose sales or other charges upon investments in the Trust or any Series or any Class thereof or (c) issue fractional Shares.  The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other Person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.  The Trustees and any Person authorized by them shall have the right to refuse to accept any investment in the Trust or any Series or any Class thereof without any cause or reason.

Section 2.8                                Assets and Liabilities Belonging to Series or Class.

(a)                 Separate and distinct records shall be maintained by the Trust for each Series.  All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the Trust and of every other Series and may be referred to herein as “assets belonging to” that Series.  The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series.  In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees deem fair and equitable.  If there are Classes of Shares within a Series, the assets belonging to the Series shall be further allocated to each Class in the proportion that the “assets belonging to” the Class (calculated in the same manner as with determination of “assets belonging to” the Series) bears to the assets of all Classes within the Series.  Each such allocation shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series or Class, as the case may be.  The assets belonging to a particular Series and Class shall be so recorded upon the books of the Trust and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series or Class, as the case may be.

(b)                 The assets belonging to each Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series.  Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees deem fair and equitable.  Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes.  The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to as “liabilities belonging to” that Series.  Except as provided in the next two sentences or otherwise required or permitted by applicable law, the liabilities belonging to such Series shall be allocated to each Class of a Series in the proportion that the assets belonging to such Class bear to the assets belonging to all Classes in the Series.  To the extent permitted by Section 3804(a) of the Act or other applicable law, the Trustees may allocate all or a portion of any liabilities belonging to a Series to a particular Class or Classes as the Trustees may from time to time determine is appropriate.  In addition, all liabilities, expenses, costs, charges and reserves belonging to a Class shall be allocated to such Class.

(c)                 Without limitation of the foregoing provisions of this Section 2.8, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series.  Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series.  Any Person extending credit to, contracting with or having any claim against the Trust with respect to a particular Series may satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series from the assets of that Series only.  No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

(d)                 If, notwithstanding the provisions of this Section, any liability properly charged to a Series or Class is paid from the assets of another Series or Class, the Series or Class from the assets of which the liability was paid shall be reimbursed from the assets of the Series or Class to which such liability belonged.

Section 2.9                                No Preemptive Rights.  Unless the Trustees decide otherwise, Shareholders shall have no preemptive or other similar rights to subscribe to any additional Shares or other securities issued by the Trust, whether of the same or of another Series or Class.

Section 2.10                                Conversion Rights.  The Trustees shall have the authority to provide from time to time that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares for or into Shares of one or more other Series or Classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.

Section 2.11                                Derivative Actions.

(a)                 No Person, other than a Trustee, who is not a Shareholder of a particular Series or Class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such Series or Class.  No Shareholder of a Series or a Class may maintain a derivative action on behalf of the Trust with respect to such Series or Class unless holders of at least twenty percent (20%) of the outstanding Shares of such Series or Class join in the bringing of such action.

(b)                 In addition to the requirements set forth in Section 3816 of the Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series or Class only if the following conditions are met:  (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed (for this purpose a demand on the Trustees shall only be deemed not likely to succeed and therefore be excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that (a) such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust, (b) such Trustee was identified as a potential defendant or witness, (c) the Trustee approved the act being challenged (if the act did not result in any material personal benefit to the Trustee, or if the Trustee is also a Shareholder the act did not result in any material benefit that is not shared pro rata with other Shareholders) or (d) the Trustee is a Shareholder); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time (in any case, not less than ninety (90) days) to consider such Shareholder request and to investigate the basis of such claim, and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.  For purposes of this Section 2.11, the Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Section 2.12                                Fractions.  Except as otherwise determined by the Trustees, any fractional Share of any Series or Class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

Section 2.13                                No Appraisal Rights.  Shareholders shall have no right to demand payment for their Shares or to any other rights of dissenting Shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters’ rights by a stockholder of a corporation organized under the General Corporation Law of the State of Delaware or would otherwise give rise to such appraisal or dissenters’ rights.

Section 2.14                                Status of Shares.  Shares shall be deemed to be personal property giving Shareholders only the rights provided in this instrument.  Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. The death of a Shareholder during the continuance of the Trust or any Series or Class thereof shall not operate to dissolve or terminate the Trust or any Series or Class nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of said decedent under this Trust Instrument.  Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or to any right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners.

Section 2.15                                Shareholders.

(a)                 No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class.  Except as otherwise provided in this Trust Instrument, the Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may  at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

(b)                 If any Shareholder or former Shareholder of the Trust or any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder thereof and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, may, at its option, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class.  The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder.  The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.  Neither the Trust nor the applicable Series or Class shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without prior written notice to the Trust and consent of the Trust to settle the claim.

ARTICLE 3

THE TRUSTEES

Section 3.1                                Election.  Except for the Trustees named herein or appointed pursuant to Section 3.7 hereof, or Trustees appointed to fill vacancies pursuant to Section 3.3 hereof, the Trustees shall be elected by the Shareholders in accordance with this Trust Instrument and the 1940 Act.  The initial Trustees of the Trust shall be [Names of Trustees].

Section 3.2                                Term of Office of Trustees; Resignation and Removal.

(a)                 Each Trustee shall hold office during the existence of this Trust, and until its termination as herein provided unless such Trustee resigns or is removed as provided herein.  Any Trustee may resign by notice to the Chairman, if any, the Vice Chairman, if any, the President or the Secretary and such resignation shall be effective upon such notice, or at a later date specified by such Trustee.

(b)                 Any of the Trustees may be removed with or without cause by the affirmative vote of the Shareholders of two thirds (2/3) of the Shares, or with cause by the action of two thirds (2/3) of the remaining Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 3.5 hereof).  Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

(c)                 Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee.  Upon the death of any Trustee or upon removal or resignation due to any Trustee’s incapacity to serve as trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

(d)                 Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

(e)                 The Trustees, by resolution of a majority of Trustees, may adopt or amend a retirement policy for the Trustees of the Trust.  Any such policy shall be binding on each Trustee unless waived by a majority of the other Trustees.

Section 3.3                                Vacancies and Appointment of Trustees.

(a)                 A vacancy shall occur if a Trustee dies, resigns, retires, is removed or is incapacitated, or a Trustee is otherwise unable to serve, or the number of Trustees is increased.  Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive.  In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine, in accordance with Section 3.4, to decrease the number of Trustees.

(b)                 An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur at a later date.

(c)                 An appointment of a Trustee shall be effective upon the acceptance of the person so appointed to serve as trustee, except that any such appointment in anticipation of a vacancy shall become effective at or after the date such vacancy occurs.

Section 3.4                                Number of Trustees.  The original number of Trustees shall be [number of Trustees].  The Trustees serving as such from time to time may, by resolution of a majority thereof, increase or decrease the number of Trustees, provided, however, that the number of Trustees shall not be decreased to less than three (3).  No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of such Trustee’s term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee in accordance with Section 3.2(b).

Section 3.5                                Effect of Death, Resignation, Etc. of a Trustee.  The death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or any Series or to revoke any existing trust or agency created pursuant to the terms of this Trust Instrument.

Section 3.6                                Ownership of Assets of the Trust.

(a)                 Legal title to all of the Trust Property shall at all times be vested in the Trust as a separate legal entity, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of, one or more of the Trustees acting for and on behalf of the Trust, or in the name of any Person as nominee acting for and on behalf of the Trust.  No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or of any Series or Class, or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in each Series or Class of Shares which are owned by such Shareholder.  The Trust, or at the determination of the Trustees, one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities held by the Trust which have been issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

(b)                 If title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification.  Upon the resignation, removal, death or incapacity of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.  To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.7                                Series Trustees.  In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the 1940 Act, separate Trustees with respect to such Series or Classes (the “Series Trustees”).  Series Trustees may, but are not required to, serve as Trustees of the Trust of any other Series or Class of the Trust.  To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but may have no power or authority with respect to any other Series or Class (unless the Trustees permit such Series Trustees to create new Classes within such Series).  Any provision of this Trust Instrument relating to election of Trustees by Shareholders shall entitle only the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote.  If Series Trustees are appointed, the Trustees initially appointing such Series Trustees may, without the approval of any Outstanding Shares, amend either this Trust Instrument or the By-laws to provide for the respective responsibilities of the Trustees and the Series Trustees in circumstances where an action of the Trustees or Series Trustees affects all Series and Classes of the Trust or two or more Series or Classes represented by different Trustees.

Section 3.8                                No Accounting.  Except to the extent required by the 1940 Act or, if determined to be necessary or appropriate by the other Trustees under circumstances which would justify his removal for cause, no person ceasing to be a Trustee for reasons including, but not limited to, death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

ARTICLE 4

POWERS OF THE TRUSTEES

Section 4.1                                Powers.  The Trustees shall manage or direct the management of the Trust Property and the business of the Trust with full powers of delegation except as may be prohibited by this Trust Instrument.  The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things or instruments are not herein specifically mentioned.  Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.  In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.  The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power.  The powers of the Trustees may be exercised in their sole discretion in accordance with Section 8.3(c) hereof (except as otherwise required by the 1940 Act) and without order of or resort to any court.  Without limiting the foregoing and subject to any applicable limitation in this Trust Instrument, the Trustees shall have power and authority to cause the Trust (or to act on behalf of the Trust):

(a)                 To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including, but not limited to, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities and financial instruments of any kind, including without limitation futures contracts and options on such contracts, issued, created, guaranteed, or sponsored by any and all Persons, including the United States of America, any foreign government, and all states, territories, and possessions of the United States of America or any foreign government and any political subdivision, agency, or instrumentality thereof, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust, and to exercise any and all rights, powers, and privileges of ownership or interest and to fulfill any and all obligations in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b)                 To enter into contracts of any kind and description, including swaps and other types of derivative contracts;

(c)                 To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including but not limited to forward foreign currency exchange contracts;

(d)                 To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, exchange, and otherwise deal in Shares and, subject to the provisions set forth in Article 2 and Article 7, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series or Class of the Trust, with respect to which such Shares are issued;

(e)                 To borrow funds or other property and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation, liability or engagement of any Person and to lend or pledge Trust Property or any part thereof to secure any or all of such obligations;

(f)                 To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(g)                 To adopt By-laws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders, which By-laws shall be deemed a part of this Trust Instrument and are incorporated herein by reference;

(h)                 To appoint and terminate such officers, employees, agents and contractors as they consider appropriate, any of whom may be a Trustee, and to provide for the compensation of all of the foregoing;

(i)                 To set record dates (or delegate the power to so do) in the manner provided herein or in the By-laws;

(j)                 To delegate such of the Trustees’ power and authority hereunder (which delegation may include the power to subdelegate) as they consider desirable to any officers of the Trust and to any investment adviser, manager, administrator, custodian, underwriter or other agent or independent contractor, and to employ auditors, counsel or other agents of the Trust;

(k)                 To join with other holders of any securities or debt instruments in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(l)                 To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(m)                 To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(n)                 To the extent permitted by law, indemnify any Person with whom the Trust or any Series or Class has dealings;

(o)                 To engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or the applicable Series or Class thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any Person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(p)                 To purchase and pay for entirely or partially out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the Trust Property and payment of distributions and principal on its investments, and insurance policies insuring the Shareholders, Trustees, officers, representatives, Advisory Board Members, employees, agents, investment advisers, managers, administrators, custodians, underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person in such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against such liability;

(q)                 To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

(r)                 To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(s)                 To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article 2 hereof and to establish Classes thereof having relative rights, powers and duties as they may provide consistent with applicable law;

(t)                 To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation, issuer or concern, any security or debt instrument of which is held by the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation, issuer or concern; and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

(u)                 To make distributions of income and of capital gains to Shareholders in the manner herein provided;

(v)                 To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum in accordance with Section 7.3 hereof;

(w)                 To cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder;

(x)                 To establish one or more committees, to delegate any powers of the Trustees to such committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust) and other characteristics of such committees as the Trustees may deem proper. Notwithstanding the provisions of this Article 4, and in addition to such provisions or any other provision of this Trust Instrument or of the By-laws, the Trustees may by resolution appoint a committee consisting of fewer than the whole number of the Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to any matter including the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding that may be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

(y)                 To interpret the investment policies, practices or limitations of the Trust or of any Series or Class;

(z)                 To establish a registered office and have a registered agent in the State of Delaware;

(aa)                 To pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, Advisory Board Members, Trustees Emeritus, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with the terms of this Trust Instrument;

(bb)                 To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in interests issued by one or more other investment companies or pooled portfolios, each of which may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes, including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies or pooled portfolios, all without any requirement of approval by Shareholders;

(cc)                 To select or to authorize one or more persons to select brokers, dealers, futures commission merchants, banks or any agents or other entities, as appropriate, with which to effect transactions in securities and other instruments or investments;

(dd)                 In general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers; and

(ee)                 To appoint one or more Advisory Board Members to serve the role provided for in Section 2(a)(1) of the 1940 Act and to cause the Trust to pay compensation to such persons for serving in such capacity.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.  Any action by one or more of the Trustees in his or their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series or Class, and not an action in an individual capacity.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

Section 4.2                                Trustees and Officers as Shareholders.  Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if such person were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which such person invested, subject to the general limitations herein contained as to the sale and purchase of such Shares.

Section 4.3                                Action by the Trustees and Committees.  Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairman, if any, the Vice Chairman, if any, the President, the Principal Executive Officer, the Secretary, an Assistant Secretary or any two Trustees.  No annual meeting of Trustees shall be required.

(a)                 Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-laws or by resolution of the Trustees.  Notice of any other meeting shall be given not later than 48 hours preceding the meeting by United States mail or by electronic mail or other electronic transmission to each Trustee at his residence or business address or email address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing, including by electronic mail, by any Trustee either before or after such meeting.  The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except when a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

(b)                 A quorum for all meetings of the Trustees shall be one third of the total number of Trustees, but no less than two Trustees.  Unless provided otherwise in this Trust Instrument or otherwise required by the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees.  Written consent may be evidenced by electronic mail or other electronic transmission from the Trustee giving such consent.  If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

(c)                 Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting.  A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Trustees shall provide otherwise or if the committee consists of only one member.  Unless provided otherwise in this Trust Instrument, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of such committee. Written consent may be evidenced by electronic mail or other electronic transmission from the Trustee giving such consent.

(d)                 With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 4.3 and shall be entitled to vote to the extent permitted by the 1940 Act.

(e)                 All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act “in person,” in which case such term shall be construed consistent with Commission or staff releases or interpretations.

Section 4.4                                Chairman of the Trustees.  The Trustees may appoint one of their number to be Chairman of the Trustees who shall preside at all meetings of the Trustees at which he is present.  The Chairman may be (but is not required to be) the chief executive officer of the Trust, but shall not be an officer of the Trust solely by virtue of being appointed Chairman.  The Chairman shall have such responsibilities as may be determined by the Trustees from time to time.  The Trustees may elect Co-Chairmen or Vice Chairman of the Board.  In the absence of the Chairman, another Trustee shall be designated by the Trustees to preside over the meeting of the Trustees, to set the agenda for the meeting and to perform the other responsibilities of the Chairman in his absence.

Section 4.5                                Principal Transactions.  Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub-adviser, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other Person; and the Trust may employ any such Affiliated Person or other Person, or firm or company in which such Affiliated Person or other Person is an Interested Person, as broker, legal counsel, registrar, investment adviser, investment sub-adviser, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE 5

INVESTMENT ADVISER, INVESTMENT SUB-ADVISER,

 PRINCIPAL UNDERWRITER, ADMINISTRATOR, TRANSFER AGENT,

CUSTODIAN AND OTHER CONTRACTORS

Section 5.1                                Certain Contracts.  Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into, modify, amend, supplement, assign or terminate one or more contracts with, and pay compensation to, any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine to be appropriate:

(a)                 Investment Adviser and Investment Sub-Adviser.  The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trust with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine.  Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, employee, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees).  Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.  Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

(b)                 Principal Underwriter.  The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares for any one or more of its Series or Classes or other securities to be issued by the Trust, including a contract whereby the Trust may either agree to sell Shares or other securities to the other party to the contract or appoint such other party its sales agent for such Shares or other securities. In either case, the contract may also provide for the repurchase or sale of Shares or other securities by such other party as principal or as agent of the Trust.

(c)                 Administrator.  The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties shall undertake to furnish the Trust with administrative services.  The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(d)                 Transfer Agent.  The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trust with transfer agency and Shareholder services.  The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(e)                 Administrative Service and Distribution Plans.  The Trustees may, on such terms and conditions as they may in their discretion determine, adopt one or more plans pursuant to which compensation may be paid directly or indirectly by the Trust for Shareholder servicing, administration and/or distribution services with respect to one or more Series or Classes including without limitation, plans subject to Rule 12b-1 under the 1940 Act, and the Trustees may enter into agreements pursuant to such plans.

(f)                 Fund Accounting.  The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to handle all or any part of the Trust’s accounting responsibilities, whether with respect to the Trust’s properties, Shareholders or otherwise.

(g)                 Custodian and Depository.  The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to act as depository for and to maintain custody of the property of the Trust or any Series or Class and accounting records in connection therewith.

(h)                 Parties to Contract.  Any contract described in this Article 5 may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article 5.  The same Person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to this Article 5, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.1.

ARTICLE 6

SHAREHOLDER VOTING POWERS AND MEETINGS

Section 6.1                                Voting.

(a)                 The Shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof), (ii) for the removal of Trustees in accordance with Section 3.2(b) hereof, (iii) on certain amendments to this Trust Instrument enumerated in Section 9.6 hereof, (iv) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, or (v) as the Trustees may consider necessary or desirable.

(b)                 On each matter submitted to a vote of Shareholders, unless the Trustees determine otherwise, all Shares of all Series and Classes shall vote together as a single class; provided, however, that: as to any matter (i) with respect to which a separate vote of one or more Series or Classes is required by the 1940 Act or by action of the Trustees in establishing and designating the Series or Class(es), such requirements as to a separate vote by such Series or Class(es) shall apply in lieu of all Shares of all Series and Classes voting together, and (ii) which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote.  In general, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote; provided, however, on any matter submitted to a vote of Shareholders, the Trustees may determine, without the vote or consent of Shareholders (except as required by the 1940 Act), that each dollar of Net Asset Value (number of Shares owned times Net Asset Value per Share of the Trust, if no Series shall have been established, or of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.  Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees.  Shares may be voted in person or by proxy or in any manner provided for in the By-laws or as determined by the Trustees.  A proxy may be given in writing, electronically, by telephone, by telecopy, or in any other manner provided for in the By-laws or as determined by the Trustees.  Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the By-laws of the Trust to be taken by Shareholders.  A Shareholder may authorize another Person or Persons to act for such Shareholder as proxy by transmitting or authorizing in writing, electronically, by telephone, by telecopy or other electronic transmission to the Person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the Person who will be the holder of the proxy to receive such transmission, provided that any such writing or other transmission must either set forth or be submitted with information from which it can be determined that the writing or other transmission was authorized by the Shareholder.

Section 6.2                                Notices.  Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid.

Section 6.3                                Meetings of Shareholders.

(a)                 Meetings of the Shareholders may be called at any time by the Chairman or the Trustees and shall be called by any Trustee upon written request of Shareholders holding, in the aggregate, not less than 10% of the Shares (or Class or Series thereof), such request specifying the purpose or purposes for which such meeting is to be called.  Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.  Shareholders of one third of the Shares of the Trust (or Class or Series thereof), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or by this Trust Instrument or the By-laws.  Any lesser number shall be sufficient for adjournments.  Unless the 1940 Act, this Trust Instrument or the By-Laws require a greater number of affirmative votes, the affirmative vote by the Shareholders holding more than 50% of the Shares (or Class or Series thereof) present, either in person or by proxy, or, if applicable, holding more than 50% of the Net Asset Value of the Shares present, either in person or by proxy, at such meeting constitutes the action of the Shareholders, and a plurality shall elect a Trustee.

(b)                 Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of Shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date.  Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees without the necessity of further notice or a new record date.

Section 6.4                                Record Date.  For the purpose of determining the Shareholders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 120 calendar days prior to the original date of any meeting of the Shareholders (which may be adjourned or postponed in compliance with Section 6.3(b) hereof) or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a Shareholder of record for purposes of such other action.  Nothing in this Section 6.4 shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6.5                                Notice of Meetings.

(a)                 Written or printed notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given as provided in Section 6.2 for the giving of notices, at least 10 business days before the meeting.  At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting.  Any adjourned or postponed meeting held as provided in Section 6.3 shall not require the giving of additional notice.

(b)                 Notice of any Shareholder meeting need not be given to any Shareholder if a written waiver of notice (including, but not limited to, electronic, telegraphic or facsimilie or computerized writings), executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who shall attend such meeting in person or by proxy.  The attendance of a Shareholder at a meeting of Shareholders shall constitute a waiver of notice of such meeting except when a Shareholder attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

Section 6.6                                Proxies, Etc.  At any meeting of Shareholders, any Shareholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

(a)                 Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust.  Only Shareholders of record shall be entitled to vote.

(b)                 When Shares are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Shares, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Shares.

(c)                 A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.  If the Shareholder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of its Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 6.7                                Action by Written Consent.  Subject to the provisions of the 1940 Act, any action taken by Shareholders may be taken without a meeting if a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, by any provision of this Trust Instrument or by the Trustees) consent to the action in writing.  Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.  Any written consent may be given by facsimile, electronic mail or other electronic means.  The Trustees may adopt additional rules and procedures regarding the taking of Shareholder action by written consents.

Section 6.8                                Delivery by Electronic Transmission or Otherwise.  Notwithstanding any provision in this Trust Instrument to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Trust Instrument or the By-laws may, as determined by the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Act), including via the internet, or in any other manner permitted by applicable law.

ARTICLE 7

DISTRIBUTIONS AND REDEMPTIONS

Section 7.1                                Distributions.

(a)                 The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class.  The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

(b)                 Dividends and distributions on Shares of a particular Series or any Class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Shareholders of Shares in that Series or Class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that Series, or in the case of a Class, belonging to that Series and allocable to that Class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series.  All dividends and distributions on Shares in a particular Series or Class thereof shall be distributed pro rata to the Shareholders of Shares in that Series or Class in proportion to the total outstanding Shares in that Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Series or Class and except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder’s purchase order and/or payment in the prescribed form has not been received by the time or times established by the Trustees under such program or procedure.  Such dividends and distributions may be made in cash or Shares of that Series or Class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder.  The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

(c)                 Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a  particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in subsection (b) of this Section 7.1.  The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

Section 7.2                                Redemption by Shareholder.

(a)                 Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same and subject to the 1940 Act, each holder of Shares of a particular Series or Class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem (out of the assets belonging to the applicable Series or Class) all or any part of his Shares at a redemption price equal to the Net Asset Value per Share of that Series or Class next determined in accordance with Section 7.4 after the Shares are properly tendered for redemption, less such redemption fee or other charge, if any, as may be fixed by the Trustees.  Except as otherwise provided in this Trust Instrument, payment of the redemption price shall be in cash; provided, however, that to the extent permitted by applicable law, the Trustees may authorize the Trust to make payment wholly or partly in securities or other assets belonging to the applicable Series at the value of such securities or assets used in such determination of Net Asset Value.  Subject to the foregoing, the fair value, selection, and quantity of securities or other assets so paid or delivered as all or part of the redemption price may be determined by or under the authority of the Trustees.  In no case shall the Trust or the Trustees be liable for any delay of any Person in transferring securities selected for delivery as all or part of the redemption price.

(b)                 Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act.

(c)                 If a Shareholder shall submit a request for the redemption of a greater number of Shares than are then allocated to such Shareholder, such request shall not be honored.

Section 7.3                                Redemption by Trust.

(a)                 Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same, each Share of each Series or Class thereof that has been established and designated is subject to redemption (out of the assets belonging to the applicable Series or Class) by the Trust at the redemption price which would be applicable if such Share were then being redeemed by the Shareholder pursuant to Section 7.2 at any time if the Trustees determine that it is in the best interest of the Trust to so redeem such Shares, which determination may be delegated to the investment adviser of the Trust.  Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.  Without limiting the generality of the foregoing, the Trustees may cause the Trust to redeem (out of the assets belonging to the applicable Series or Class) all of the Shares of one or more Series or Classes held by (i) any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, (ii) all Shareholders of one or more Series or Classes if the value of such Shares held by all Shareholders is less than the minimum amount established from time to time by the Trustees or (iii) any Shareholder to reimburse the Trust for any loss or expense it has sustained or incurred by reason of the failure of such Shareholder to make full payment for Shares purchased by such Shareholder, or by reason of any defective redemption request, or by reason of indebtedness incurred because of such Shareholder or to collect any charge relating to a transaction effected for the benefit of such Shareholder or as provided in the prospectus relating to such Shares.

(b)                 If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class thereof has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation), by such means as they deem equitable, to (i) call for the redemption of a number, or amount, of Shares held by such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, (ii) refuse to transfer or issue Shares of any Series or Class thereof to such Person whose acquisition of the Shares in question would result in such disqualification, or (iii) take such other actions as they deem necessary and appropriate to avoid such disqualification

Section 7.4                                Net Asset Value.

(a)                 The Net Asset Value per Share of any Series or Class thereof shall be the quotient obtained by dividing the value of the net assets of that Series or Class (being the value of the assets belonging to that Series or Class less the liabilities belonging to that Series or Class) by the total number of Shares of that Series or Class outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

(b)                 The Trustees may determine to maintain the Net Asset Value per Share of any Series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series or Class thereof as dividends payable in additional Shares of that Series or Class thereof at the designated constant dollar amount and for the handling of any losses attributable to that Series or Class thereof.  Such procedures may, among other things, provide that in the event of any loss each Shareholder of a Series or Class thereof shall be deemed to have contributed to the capital of the Trust attributable to that Series or Class thereof his pro rata portion of the total number of Shares required to be cancelled in order to permit the Net Asset Value per Share of that Series or Class thereof to be maintained, after reflecting such loss, at the designated constant dollar amount.  Each Shareholder of the Trust shall be deemed to have agreed, by his investment in the Trust, to make the contribution referred to in the preceding sentence in the event of any such loss.

Section 7.5                                Power to Modify Procedures.

(a)                 Notwithstanding any of the foregoing provisions of this Article 7, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the Net Asset Value of the Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

(b)                 Nothing in this Trust Instrument shall be deemed to restrict the ability of  the Trustees in their full discretion, without the need for any notice to, or approval by the Shareholders of, any Series or Class, to allocate, reallocate or authorize the contribution or payment, directly or indirectly, to one or more than one Series or Class of the following:  (i) assets, income, earnings, profits, and proceeds thereof, (ii) proceeds derived from the sale, exchange or liquidation of assets, and (iii) any cash or other assets contributed or paid to the Trust from a manager, administrator or other adviser of the Trust or an Affiliated Person thereof, or other third party, another Series or another Class, in each case to remediate misallocations of income and capital gains, ensure equitable treatment of Shareholders of a Series or Class, or for such other valid reason determined by the Trustees.

ARTICLE 8

COMPENSATION, LIMITATION OF LIABILITY OF TRUSTEES

Section 8.1                                Compensation.  The Trustees as such shall be entitled to compensation from the Trust, and the Trustees may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

           Section 8.2                                Limitation of Liability.

(a)                 The Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Act.  No Trustee or former Trustee shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of the office of the Trustee hereunder.  No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Board of Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.  No Trustee or former Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any other Trustee, Advisory Board Member, officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of the Trust.

(b)                 The officers, employees, Advisory Board Members and agents of the Trust shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(c) of the Act.  No officer, employee, Advisory Board Member or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Section 8.3                                Fiduciary Duty.

(a)                 To the extent that, at law or in equity, a Trustee, officer, employee, Advisory Board Member, Trustee emeritus or agent of the Trust (each a “Fiduciary Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust, to the Shareholders or to any other Person, a Fiduciary Covered Person acting under this Trust Instrument shall not be liable to the Trust, to the Shareholders or to any other Person for his good faith reliance on the provisions of this Trust Instrument.  The provisions of this Trust Instrument, to the extent that they restrict or eliminate the duties and liabilities of Fiduciary Covered Persons otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Fiduciary Covered Persons.

(b)                 Unless otherwise expressly provided herein:

i.
whenever a conflict of interest exists or arises between any Fiduciary Covered Person or any of his Affiliated Persons, on the one hand, and the Trust or any Shareholders or any other Person, on the other hand; or

ii.
whenever this Trust Instrument or any other agreement contemplated herein or therein provides that a Fiduciary Covered Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust, any Shareholders or any other Person; then

iii.
such Fiduciary Covered Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including his own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles.  In the absence of bad faith by a Fiduciary Covered Person, the resolution, action or terms so made, taken or provided by a Fiduciary Covered Person shall not constitute a breach of this Trust Instrument or any other agreement contemplated herein or of any duty or obligation of a Fiduciary Covered Person at law or in equity or otherwise.

(c)                 Notwithstanding any other provision of this Trust Instrument to the contrary or as otherwise provided in the 1940 Act, (i) whenever in this Trust Instrument Fiduciary Covered Persons are permitted or required to make a decision in their “sole discretion” or under a grant of similar authority, the Fiduciary Covered Persons shall be entitled to consider such interests and factors as they desire, including their own interests, and, to the fullest extent permitted by applicable law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust, the Shareholders or any other Person; and (ii) whenever in this Trust Instrument Fiduciary a Covered Person is permitted or required to make a decision in “good faith” or under another express standard, the Fiduciary Covered Person shall act under such express standard and shall not be subject to any other or different standard.

(d)                 Any Fiduciary Covered Person and any Affiliated Persons of any Fiduciary Covered Person may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Fiduciary Covered Person.  No Fiduciary Covered Person who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Fiduciary Covered Person shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that such Fiduciary Covered Person pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust.  Neither the Trust nor any Shareholders shall have any rights or obligations by virtue of this Trust Instrument or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper.  Any Fiduciary Covered Person may engage or be interested in any financial or other transaction with the Trust, the Shareholders or any Affiliated Person of the Trust or the Shareholders.

(e)                 To the fullest extent permitted by law, it is intended that Advisory Board Members and Trustees emeritus shall have no fiduciary duties or liabilities to the Trust or the Shareholders.

Section 8.4                                Indemnification.  The Trust shall indemnify to the fullest extent permitted by law each of its Trustees, former Trustees, Trustees emeritus, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), and may indemnify its employees and agents, against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he or she may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of such Indemnified Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”).  Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be promptly paid from time to time, and the expenses of the Trust’s employees or agents may be paid from time to time, by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 8.5                                Indemnification Determinations.  Indemnification of an Indemnified Person pursuant to Section 8.4 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.  In making such a determination, the Board of Trustees of the Trust shall act in conformity with then applicable law and administrative interpretations, and shall afford a Trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such Trustee did not engage in disabling conduct while acting in his capacity as a Trustee.

Section 8.6                                Indemnification Not Exclusive.  The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Indemnified Person may be entitled.  As used in this Article 8, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.7                                Reliance on Experts, Etc.  Each Trustee, officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any manager, adviser, administrator, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.

Section 8.8                                No Duty of Investigation; Notice in Trust Instrument.  No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent.  Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees, officers, employees or agents of the Trust.  The execution of any such obligation, contract, instrument, certificate or other interest or undertaking shall not personally bind such Trustees, officers employees or agents of the Trust or make them personally liable thereunder, nor shall it give rise to a claim against their private property or the private property of the Shareholders for the satisfaction of any obligation or claim thereunder.  The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

Section 8.9                                No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties hereunder.

Section 8.10                                Insurance.  The Trust shall purchase and maintain in effect one or more policies of insurance on behalf of its Trustees and officers in such amounts and with such coverage as shall be determined from time to time by the Board of Trustees, and also may purchase and maintain such insurance for any of its employees and other agents, issued by a reputable insurer or insurers, against any expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his service to the Trust, with customary limitations and exceptions, whether or not the Trust would have the power to indemnify such person against such expenses pursuant to this Article 8.

ARTICLE 9

MISCELLANEOUS

Section 9.1                                Trust Not a Partnership.  It is the intention of the Trustees that the Trust shall be a statutory trust under the Act and that this Trust Instrument and the By-laws, if any, shall together constitute the “governing instrument” of the Trust as defined in Section 3801(f) of the Act. It is hereby expressly declared that a Delaware statutory trust and not a partnership or other form of organization is created hereby.  All persons extending credit to, contracting with or having any claim against any Series of the Trust or any Class within any Series shall look only to the assets of such Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.  Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series or Class shall include a  recitation limiting the obligations represented thereby to the Trust or to one or more Series or Classes and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder, Trustee, officer, employee or agent of the Trust).

Section 9.2                                Dissolution and Termination of Trust, Series or Class.

(a)                 Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed also to be an action to dissolve each Series and each Class thereof and any action to dissolve a Series shall be deemed also to be an action to terminate each Class thereof.

(b)                 Upon the requisite action by the Trustees to dissolve the Trust or any one or more Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if the Trust has not dissolved) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of such Series on the date of distribution unless otherwise determined by the Trustees or otherwise provided by this Trust Instrument. Thereupon, any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class of any Series of Shares, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 9.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class of any Series of Shares, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 7.3 of Article 7 of this Trust Instrument provided that the costs relating to the termination of such Class shall be included in the determination of the Net Asset Value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination).

(c)                 Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee. Upon termination of the Trust, the Trustees, subject to Section 3808 of the Act, shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 9.3                                Merger, Consolidation, Incorporation.

(a)                 Notwithstanding any other provision of this Trust Instrument to the contrary, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (each, a “Successor Entity”), or a series of any Successor Entity to the extent permitted by law, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to a Successor Entity, or a series of a Successor Entity to the extent permitted by law, for adequate consideration as determined by the Trustees which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and which may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such Successor Entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class thereof.  Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Trustees or an authorized officer of the Trust and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b)                 Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 9.3 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust or change the name of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c)                 Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, create one or more statutory or business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

(d)                 Notwithstanding any provision of this Trust Instrument to the contrary, the Trustees may, without Shareholder approval, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) or subtrust thereof which is classified as a partnership for federal income tax purposes. Notwithstanding any provision of this Trust Instrument to the contrary, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 9.4                                Filing of Copies, References, Headings.  The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder.  Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument.  In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument.  All expressions like “his”, “he” and “him” shall be deemed to include the feminine and neuter, as well as masculine, genders.  Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument rather than the headings shall control.  This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 9.5                                Applicable Law.  The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, shall be governed by and construed and administered according to the Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument.  The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law.  The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 9.6                                Amendments.  Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment hereto, a Trust Instrument supplemental hereto or an amended and restated trust instrument.  Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in Section 6.1, (ii) on any amendment to this Section 9.6, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees.  Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required.  Anything in this Trust Instrument to the contrary notwithstanding, no amendment to Article 8 hereof shall limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment.  The Trustees may without Shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

Section 9.7                                Fiscal Year.  The fiscal year of the Trust or any Series shall end on a specified date as determined from time to time by the Trustees.

Section 9.8                                Provisions in Conflict with Law.  The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument (including, if the context requires, any non-conflicting provisions contained in the same section or subsection as the conflicting provision); provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

Section 9.9                                Reliance by Third Parties.  Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Trust Instrument may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Trust Instrument, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

EXHIBIT D

FORM OF
AMENDED AND RESTATED INVESTMENT ADVISORY AND SERVICE AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AND SERVICE AGREEMENT, dated and effective as of the ___ day of ________, is made and entered into by and between [FUND], a Delaware statutory trust (the “Fund”), on behalf of the [Series Funds], and CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”).

W I T N E S S E T H

The Fund is an open-end diversified investment company of the management type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Fund and to other investment companies.

NOW, THEREFORE, in consideration of the premises and the mutual undertaking of the parties, it is covenanted and agreed as follows:

1.           The Fund hereby employs the Investment Adviser to provide investment advisory and administrative services to the Fund.  The Investment Adviser hereby accepts such employment and agrees to render the services to the extent herein set forth, for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Fund.

2.           (a)           The Investment Adviser shall provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Series Funds’ assets, giving due consideration to the policies of the applicable Series Fund as expressed in the Fund’s [agreement and declaration of trust], by-laws, registration statement under the 1940 Act and registration statement under the Securities Act of 1933, as amended (the “1933 Act”), as well as to the factors affecting the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended.

(b)           The Investment Adviser may delegate its investment management responsibilities under paragraph 2(a), or a portion thereof, to one or more entities that are direct or indirect subsidiaries of the Investment Adviser or at least majority owned subsidiaries of The Capital Group Companies, Inc. and registered as investment advisers under the Investment Adviser’s Act of 1940 (each a “Subsidiary”), pursuant to an agreement between the Investment Adviser and the Subsidiary (the “Subsidiary Agreement”). Any Subsidiary to which the Investment Adviser proposes to delegate its investment management responsibilities must be approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not parties to this Agreement nor interested persons of any such party (“Independent Trustees”). Any delegation of duties pursuant to this Section 2 shall comply with all applicable provisions of Section 15 of the 1940 Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission (“SEC”), or similar relief.

(c)           The Investment Adviser shall, subject to review and approval of the Board of Trustees of the Fund: (i) set the Series Funds’ overall investment strategies; (ii) evaluate, select and recommend Subsidiaries to manage all or a part of the Series Funds’ assets; (iii) when appropriate, allocate and reallocate the Series Funds’ assets among multiple Subsidiaries; (iv) monitor and evaluate the performance of Subsidiaries; and (v) implement procedures reasonably designed to ensure that the Subsidiaries comply with the applicable Series Fund’s investment objective, policies and restrictions. The Investment Adviser shall be solely responsible for paying the fees of any Subsidiary.

(d)           Any Subsidiary Agreement may provide that the Subsidiary, subject to the control and supervision of the Fund’s Board of Trustees and the Investment Adviser, shall have full investment discretion for the Series Fund and shall make all determinations with respect to (i) the investment of the Series Fund’s assets assigned to the Subsidiary; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. The Investment Adviser shall periodically evaluate the continued advisability of retaining any Subsidiary and will make recommendations to the Fund’s Board of Trustees as needed.

(e)           The Investment Adviser shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Fund, including the daily determination of net asset value per share. The Investment Adviser shall pay the compensation and travel expenses of all such persons, and they shall serve without any additional compensation from the Fund.  The Investment Adviser shall also, at its expense, provide the Fund with necessary office space (which may be in the offices of the Investment Adviser); all necessary office equipment and utilities; and general purpose forms, supplies, and postage used at the offices of the Fund.

(f)           The Investment Adviser shall maintain all books and records with respect to the Fund’s investment management activities that are required to be maintained pursuant to the Investment Company Act of 1940 and the rules thereunder, as well as any other applicable legal requirements.  The Investment Adviser acknowledges and agrees that all such records are the property of the Fund, and it shall maintain and preserve such records in accordance with applicable law and provide such records promptly to the Fund upon request.

(g)           The Investment Adviser shall prepare and submit to the Fund all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board of Trustees or the shareholders of the Fund.

(h)           The Investment Adviser shall furnish from time to time such other appropriate information as may be reasonably requested by the Fund.

3.           The Fund shall pay all its expenses not assumed by the Investment Adviser as provided herein.  Such expenses shall include, but shall not be limited to, expenses incurred in connection with the organization of the Fund, its qualification to do business in the State of  California, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; service and distribution expenses pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the Fund (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees; association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Fund.

4.           (a)           The Fund shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Investment Adviser during the preceding month, a fee calculated at the annual rate of:

[insert fee schedule]

(b)           Such fee shall be accrued daily and the daily rate shall be computed based on the actual number of days per year.  For the purposes hereof, the net assets of the Fund shall be determined in the manner set forth in the [agreement and declaration of trust] and registration statement of the Fund.  The advisory fee shall be payable for the period commencing on the date on which operations of the Fund begin and ending on the date of termination of this Agreement and shall be prorated for any fraction of a month at the beginning or the termination of such period.

5.           This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Investment Adviser, or by the Investment Adviser on like notice to the Fund.  Unless sooner terminated in accordance with this provision, this Agreement shall continue until [DATE].  It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Fund, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund.  In either event, any such renewal must be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

6.           This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the 1940 Act) by the Investment Adviser shall automatically be terminated forthwith.

7.           Nothing contained in this Agreement shall be construed to prohibit the Investment Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, nor to prohibit affiliates of the Investment Adviser from engaging in such businesses or in other related or unrelated businesses.

8.           The Investment Adviser shall not be liable to the Fund or its shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment, or for any act or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

9.           The obligations of the Fund under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Fund individually, but bind only the Fund’s estate.  The Investment Adviser agrees to look solely to the assets of the Fund for the satisfaction of any liability in respect of the Fund under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

10.           The fund acknowledges and agrees that the names “American Funds” and “Capital,” or any derivatives thereof or logo associated with those names, are the valuable property of the Investment Adviser and its affiliates, and that the Fund shall have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue in effect.  Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivatives or logos).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

FUND	CAPITAL RESEARCH AND
MANAGEMENT COMPANY

By	By

EXHIBIT E

FORM OF
SUBSIDIARY AGREEMENT

THIS AGREEMENT, dated and effective as of the ___ day of ________, is made and entered into by and between CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”) and [SUBSIDIARY], [a Delaware Corporation] (the “Subsidiary”).

W I T N E S S E T H

The Investment Adviser and the Subsidiary are registered under the Investment Advisers Act of 1940, as amended, and are engaged in the business of providing investment advisory and related services to certain investment companies.

NOW, THEREFORE, in consideration of the premises and the mutual undertaking of the parties, it is covenanted and agreed as follows:

1.           (a)           The Investment Adviser has been selected to provide or arrange for the provision of investment advisory and administrative services to [FUND] (the “Fund”), pursuant to an investment advisory [and service agreement effective the __ day of _________________ (“Investment Advisory Agreement”), which is hereby incorporated by reference.  Consistent with the Investment Advisory Agreement, the Investment Adviser hereby desires the Subsidiary to provide investment management services to the Fund.  The Subsidiary hereby accepts such appointment.

(b)           The Subsidiary, subject to the control and supervision of the Fund’s Board of Trustees and the Investment Adviser, shall have full investment discretion for the Fund and shall make all determinations with respect to (i) the investment of the Fund’s assets assigned to the Subsidiary; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. All services provided by the Subsidiary shall be made in accordance with the Investment Advisory Agreement, as amended from time to time and communicated to the Subsidiary in writing.

2.           The Investment Adviser shall pay to the Subsidiary on or before the _____ day of each month, compensation for the services rendered by the Subsidiary during the preceding month, in accordance with Schedule A attached hereto.  Pursuant to the provisions of the Investment Advisory Agreement, the Investment Adviser is solely responsible for the payment of fees to the Subsidiary, and the Subsidiary agrees to seek its fees solely from the Investment Adviser.  The Subsidiary shall be solely responsible for any expenses it incurs in performing the above services.

3.           In performing the above services, the Subsidiary shall be at liberty to delegate all or any part of its duties and responsibilities (excluding investment management services) to other affiliates of The Capital Group Companies, Inc., and compensate them as agreed upon from time to time.

4.           The Subsidiary shall keep appropriate records of its activities pursuant to this Agreement and in accordance with the record keeping requirements of the Investment Advisory Agreement, and shall provide periodic reports to the Investment Adviser as agreed upon from time to time.

5.           This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) shall automatically be terminated forthwith.

6.           The Subsidiary agrees to indemnify the Investment Adviser against any claims relating to any actions by the Subsidiary that were not made in good faith with respect to its responsibilities under this Agreement.

7.           The Investment Adviser agrees to indemnify the Subsidiary against any claims with respect to the Investment Advisory Agreement or this Agreement, except to the extent the Subsidiary did not act in good faith.

8.           This Agreement may be terminated at any time, without payment of any penalty, by the Investment Adviser or Trustees of the Fund or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Subsidiary, or by the Subsidiary on like notice to the Investment Adviser.  Unless sooner terminated in accordance with this provision, this Agreement shall continue until [DATE].  It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Fund, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund.  In either event, any such renewal must be approved by a majority of those Trustees who are not parties to such Agreement nor interested persons of any such party, at a meeting called for the purpose of voting on such approval.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

[SUBSIDIARY]	CAPITAL RESEARCH AND
MANAGEMENT COMPANY

By:	By:

Schedule A

[insert fee schedule]

APPENDIX 1

SUMMARY COMPARISON OF
GOVERNING DOCUMENTS AND STATE LAW

The following is a discussion of certain principal differences between the governing documents for American Funds Insurance Series, a Massachusetts business trust (the “Series”), and the Delaware statutory trust (the “DE Trust”) into which it is proposed the Series will be reorganized, and the state laws governing the Series and the DE Trust.  The following is not a complete description of the governing documents or state laws.  Further information about the Series’ current organizational structure is contained in its registration statement and governing documents and in relevant state law.

Organization and Capital Structure

The Series is a Massachusetts business trust (each, an “MBT”). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”).  The Series’ operations are governed by its Declaration of Trust (the “MA Declaration”) and its By-Laws (the “MA By-Laws”), as they may have been amended from time to time. The business and affairs of the Series are managed under the supervision of its Board of Trustees.  The shares of beneficial interest of the Series have no par value and the MA Declaration authorizes the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes.  These series and classes have the rights, powers and duties set forth in the MA Declaration or as specified in resolutions of the Series’ Board of Trustees.

The DE Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). Like an MBT, the DE Trust’s operations are governed by its Agreement and Declaration of Trust (the “DE Trust’s Declaration”) and its By-Laws (the “DE Trust’s By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.  The Trust’s shares of beneficial interest are issued without par value and the DE Trust’s Declaration authorizes the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Trust’s Declaration or as specified in resolutions of the DE Trust’s Board of Trustees. The DE Trust’s series and classes will be identical to those of the Series.

Governing Law

The Massachusetts Statute is essentially a filing statute and is silent on the significant features of MBTs.  Thus, the law that governs disputes arising out of an MBT’s governing documents is largely a body of common law that has emerged over many years and is uncertain in many areas.

The Delaware Act allows for a trust to be governed by its governing documents, but also provides specified default provisions.  Moreover, to the extent provisions in the DE Trust’s Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust’s Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware’s Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Meetings of Shareholders and Voting Rights

Neither the MA Declaration nor the MA By-Laws require the Series to hold an annual shareholders’ meeting. Rather, the Series’ Board of Trustees decides whether and when shareholder meetings will be held.  The MA By-Laws provide that shareholders entitled to vote at a meeting of shareholders shall be given notice of any shareholders’ meeting not less than ten nor more than ninety days before such meeting and that any shareholders’ meeting may be adjourned to a later date without further notice.  The MA By-Laws also provide that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than sixty days and not less than ten days prior to such meeting.

The MA By-Laws provide that a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. All shares of the Series entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”), only the shareholders of the affected series or classes shall be entitled to vote on the matter. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the Series’ governing documents or by applicable law.  The MA Declaration provides that shareholders shall have the power to vote on: (1) the election of trustees; (2) the termination of the Series or any of its series; (3) amendments to the MA Declaration; (4) the merger, consolidation or sale of assets of the Series; (5) the re-domestication of the Series; and (6) such additional matters relating to the Series as may be required by law or as the Trustees may consider necessary or desirable. There is no cumulative voting in the election of trustees under the MA Declaration.

Neither the Delaware Act, the DE Trust’s Declaration nor the DE Trust’s By-Laws require annual shareholders’ meetings. The DE Trust’s Declaration authorizes the calling of a shareholders’ meeting by the chairman of the Board or the trustees to take action on any matter deemed necessary or desirable by the Board of Trustees and also provides that a shareholders’ meeting shall be called by any trustee at the request of holders of 10% or more of the outstanding shares.  The DE Trust’s Declaration provides that shareholders shall be given notice of a shareholders’ meeting at least ten business days before the meeting and that a shareholders’ meeting may be adjourned to a later date without further notice to shareholders.  The DE Trust’s Declaration also provides that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than one hundred twenty days prior to such meeting.

The DE Trust’s Declaration provides one-third of the outstanding shares of the DE Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. The DE Trust’s Declaration provides that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the DE Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.  Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. The DE Trust’s Declaration provides that the DE Trust’s shareholders will have the right to vote on the election of trustees in order to comply with the provisions of the 1940 Act, for the removal of trustees in compliance with the DE Trust’s Declaration, certain amendments to the DE Trust’s Declaration or as the trustees of the DE Trust may consider necessary or desirable.  There is no cumulative voting for any matter.

Liability of Shareholders

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the Series or the acts, obligations or affairs of the Series. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of the Series, he or she shall not be held to any personal liability. The MA Declaration requires the Series to indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and to reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Consistent with the Delaware Act, the DE Trust’s Declaration provides that no DE Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the DE Trust.

Liability Among Series

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declaration provides that the assets belonging to each particular series shall be charged with the liabilities of the Series in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Series which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series.

The DE Trust’s Declaration provides that each series of the DE Trust shall be separate and distinct from any other series of the DE Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the DE Trust or any other series. It further provides that each class of a series of the DE Trust shall be separate and distinct from any other class of that series.

Dividends and Distributions

The MA Declaration provides that each shareholder of a series is entitled to receive the series’ distributions of income and capital gains in the manner, at the time and on the terms set by the Series’ Board of Trustees.

The DE Trust’s Declaration provides that the shareholders of any series or class of the DE Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees, and that the right of the DE Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the DE Trust’s Board of Trustees pursuant to the 1940 Act. For the Series and the DE Trust, dividends and distributions may be paid in cash or in kind, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the Series’ or the DE Trust’s affairs.

Election of Trustees; Terms; Removal

The MA Declaration provides that, except in the event of death, resignation, removal, adjudicated incompetence or other incapacity, each Series trustee shall hold office until his or her successor is elected and qualified.

Under the DE Trust’s Declaration, each trustee of the DE Trust shall hold office during the existence of the DE Trust and until its termination unless the trustee dies, resigns, is removed, retires or is otherwise incapacitated. Under the DE Trust’s Declaration, any trustee may be removed, with or without cause, by the vote of two-thirds of the shares of the DE Trust at any meeting called for that purpose or with cause by action of two-thirds of the remaining trustees of the DE Trust.

There is no cumulative voting for the election of trustees of the Series or the DE Trust. The governing instruments for the Series and the DE Trust provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The MA Declaration provides that no trustee, officer, employee or agent of the Series shall be subject to any personal liability for any action or failure to act, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disabling Conduct”). It provides that claimants may only look to the property of the Series for satisfaction of claims arising in connection with the affairs of the Series. It further provides that if any trustee, officer, employee or agent of the Series is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA By-Laws provide that every person who is, or has been, a trustee or officer of the Series shall be indemnified by the Series to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer for any liability to the Series or the shareholders arising from Disabling Conduct and no indemnification shall be made unless a determination has been made by reasonable and fair means that the person has not engaged in Disabling Conduct.

The DE Trust’s Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust shall be entitled to protection against personal liability for the obligations of the DE Trust, except for the person’s own Disabling Conduct. It further provides that, except for the person’s own Disabling Conduct, these persons shall not be responsible or liable for any act or failure to act of any other agent of the DE Trust or the DE Trust’s investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act.

The DE Trust’s Declaration requires it to indemnify, to the fullest extent permitted under applicable law, each of its trustees, former trustees, and officers, and provides that it may indemnify its employees and agents, against all liabilities and expenses actually and reasonably incurred in connection with defense or disposition of any action, suit or other proceeding. It provides that there shall be no indemnification for any action, suit or other proceeding brought by reason of a person’s own Disabling Conduct.

Preemptive, Dissenter’s and Other Rights

The MA Declaration provides that the Series’ shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

The DE Trust’s Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the DE Trust or any series thereof and shareholders shall have no right to demand payment for their shares or any other rights of dissenting shareholders in a transaction that normally gives rise to such rights.

Amendments to Organizational Documents

The MA Declaration may be amended by a vote of a majority of the outstanding shares or by an instrument in writing signed by a majority of the trustees with the consent of the majority of outstanding shares. The Board of Trustees may amend a MA Declaration without the need for a shareholder vote, in order to change the name of the Series, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision, to establish and distinguish separate and distinct funds and classes, or if the trustees deem it necessary to conform the MA Declaration to the requirements of, or to reduce or eliminate the payment of taxes by the Series or any series thereof, under applicable federal or state laws or regulations or the requirements of the IRS. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by the vote of shareholders or a majority of the Series’ Board of Trustees. However, the MA By-Laws may not be amended, adopted or repealed by the trustees if there is a legal requirement for a vote of shareholders.

The DE Trust’s Declaration may be amended or restated at any time by a majority of the DE Trust’s Board of Trustees. Shareholders have the right to vote on any amendment that would affect their right to vote, to change the amendment provisions of the DE Trust’s Declaration or as required by the 1940 Act.  The DE Trust’s By-Laws may be amended, restated or repealed or new by-laws may be adopted by a majority of the DE Trust’s Board of Trustees.

Inspection Rights

The MA By-Laws provide that the records of the Series shall be open for inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

The DE Trust’s By-Laws provide that pursuant to the Delaware Act, the trustees of the DE Trust shall from time to time determine whether, and to what extent, and at what time and places, and under what conditions and regulations the accounts and books of the DE Trust shall be open for inspection of the shareholders.

Dissolution and Termination

The MA Declaration provides that the Series or any of its series may be terminated by the affirmative vote of a majority of the shareholders of the Series or series, as applicable or by an instrument in writing signed by a majority of the trustees of the Series and consented to by a majority of the shares. After termination of the Series or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of the Series or series.

Under the DE Trust’s Declaration, the DE Trust, or one of its series or classes, may be dissolved by the Board of Trustees at any time by written notice to the DE Trust’s, series’ or class’ shareholders. The DE Trust’s Declaration provides that when the DE Trust or one of its series has dissolved, its Board of Trustees shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Trust’s Declaration further provides that any remaining assets of the dissolved DE Trust or series shall be distributed to the shareholders of the DE Trust or series, as applicable, ratably according to the number of outstanding shares of the DE Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

The MA Declaration does not specifically address derivative actions.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. The Delaware Act provides that a shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction at issue, or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue.  Under the Delaware Act, a shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instrument. The DE Trust’s Declaration provides that a shareholder may bring a derivative action on behalf of the DE Trust only if holders of at least twenty percent of the outstanding shares of the DE Trust, or an affected series or class, join in bringing the suit and the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is excused. It provides that a pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. The DE Trust’s Declaration further provides that a trustee shall not be deemed to have a material personal financial interest in an action solely by virtue of receiving payment for serving on the Board of Trustees of the DE Trust or of one or more other investment companies with the same or an affiliated investment adviser or underwriter, the trustee was identified as a potential defendant or witness, the trustee approved the act being challenged or the trustee is a shareholder of the DE Trust.

APPENDIX 2

PROPOSED UPDATES TO FUNDAMENTAL INVESTMENT POLICIES

Proposed Wording of Fundamental Investment Policies

1.
Borrowing.  The fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.
Senior Securities.  The fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.
Underwriting.  The fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.
Real Estate or Commodities.  The fund may not purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.
Lending.  The fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.
Concentration.  Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

7.	Invest for Management or Control. The fund may not invest in companies for the purpose of exercising control or management.

Current Fundamental Investment Policies Proposed to be Amended or Eliminated

Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Bond Fund and High-Income Bond Fund

Current	Proposed
Each fund may not:
Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund’s total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund’s total assets.
Eliminate
As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.	Eliminate
Invest more than 25% of the fund’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.
Replace with policy 6 above.
Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).	Replace with policy 4 above.
Purchase commodities or commodity contracts; except that Global Discovery Fund, Global Small Capitalization Fund, International Fund, New World Fund, International Growth and Income Fund, Asset Allocation Fund, Bond Fund and High-Income Bond Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).
Replace with policy 4 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.	Replace with policy 5 above.
Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund’s total assets.  Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.
Replace with policy 1 above.
Purchase securities on margin.	Eliminate
Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.	Eliminate
Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Investment Restriction number 5.	Eliminate
Invest in securities of other investment companies, except as permitted by the 1940 Act.	Eliminate
Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.	Replace with policy 3 above.

Global Bond Fund

Current	Proposed
The fund may not:
Invest more than 25% of the fund’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.
Replace with policy 6 above.
Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).	Replace with policy 4 above.
Purchase commodities or commodity contracts; except that Global Bond Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).	Replace with policy 4 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.	Replace with policy 5 above.
Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund’s total assets.  Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.
Replace with policy 1 above.
Purchase securities on margin.	Eliminate
Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.	Eliminate
Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Investment Restriction number 5.	Eliminate
Invest in securities of other investment companies, except as permitted by the 1940 Act.	Eliminate
Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.	Replace with policy 3 above.

U.S. Government / AAA-Rated Securities Fund

Current	Proposed
The fund may not:
Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”)) if, immediately after and as a result of such investment, more than 5% of the value of the fund’s total assets would be invested in securities of the issuer.
Eliminate
Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities or other securities to the extent they are backed by or represent interests in U.S. government securities or U.S. government-guaranteed mortgages.
Replace with policy 6 above.
Invest in companies for the purpose of exercising control or management.	Remains the same.
Invest in securities of other investment companies, except as permitted by the 1940 Act.	Eliminate
Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.
Replace with policy 4 above.
Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.
Replace with policy 3 above.
Make loans, except that the fund may: (a) purchase readily marketable debt securities; (b) invest in repurchase agreements; (c) make loans of portfolio securities; and (d) enter into loan participations.
Replace with policy 5 above.
The fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets.
Eliminate
Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.	Eliminate
Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Eliminate
Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund’s total assets, except that the fund may enter into reverse repurchase agreements.	Replace with policy 1 above.
Write, purchase or sell puts, calls or combinations thereof.	Eliminate

Cash Management Fund

Current	Proposed
The fund may not:
Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund’s total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund’s total assets.
Eliminate
As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.	Eliminate
Invest more than 25% of the fund’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.
Replace with policy 6 above.
Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the fund's total assets would be so invested.	Eliminate
Make loans to others except for the purchase of the debt securities listed above. The fund may enter into repurchase agreements as described above.	Replace with policy 5 above.
Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund’s total assets.  Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.
Replace with policy 1 above.
Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.	Eliminate
Invest in puts, calls, straddles, spreads or any combination thereof.	Eliminate
Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization).	Eliminate
Purchase or sell real estate or commodities.	Replace with policy 4 above.
Act as underwriter of securities issued by others, engage in distribution of securities for others.	Replace with policy 3 above.
Make investments in other companies for the purpose of exercising control or management	Remains the same.

APPENDIX 3

Investment Advisory Agreement Information and Related Entity Fees

Fund	Investment Advisory Fee Paid to CRMC in Fiscal Year Ended December 31, 2008	Amounts Paid to AFD in Fiscal Year Ended December 31, 2008	Transfer Agent and Other Fees Paid to AFS Fiscal Year Ended December 31, 2008
Global Discovery Fund	$ 1,179,000	$ 497,000	- *
Global Growth Fund	24,655,000	11,068,000	$ 3,000
Global Small Capitalization Fund	21,082,000	7,400,000	2,000
Growth Fund	75,173,000	50,707,000	18,000
International Fund	42,108,000	18,540,000	7,000
New World Fund	12,464,000	3,916,000	1,000
Blue Chip Income and Growth Fund	14,056,000	8,736,000	3,000
Global Growth and Income Fund	11,090,000	4,993,000	2,000
Growth-Income Fund	59,308,000	47,041,000	17,000
International Growth and Income Fund	9,000	1,000	0
Asset Allocation Fund	23,725,000	15,957,000	6,000
Bond Fund	19,426,000	10,134,000	3,000
Global Bond Fund	3,944,000	1,743,000	1,000
High-Income Bond Fund	5,483,000	2,370,000	1,000
U.S. Government / AAA-Rated Securities Fund	4,571,000	2,196,000	1,000
Cash Management Fund	2,471,000	1,804,000	1,000
Total:	$320,744,000	$187,103,000	$66,000

* Amount less than one thousand.

Fee Schedule in the Investment Advisory and Service Agreement for each Fund

Global Discovery Fund .58% on first $500 million of assets .48% from $500 million to $1 billion .44% on assets over $1 billion
Global Growth Fund
.69% on first $600 million of assets
.59% from $600 million to $1.2 billion
.53% from $1.2 to $2 billion
.50% from $2 to $3 billion
.48% from $3 to $5 billion
.46% on assets over $5 billion

Global Small Capitalization Fund
.80% on first $600 million of assets
.74% from $600 million to $1 billion
.70% from $1 to $2 billion
.67% from $2 to $3 billion
.65% from $3 to $5 billion
.635% on assets over $5 billion

Growth Fund
.50% on first $600 million of assets
.45% from $600 million to $1 billion
.42% from $1 to $2 billion
.37% from $2 to $3 billion
.35% from $3 to $5 billion
.33% from $5 to $8 billion
.315% from $8 to $13 billion
.30% from $13 to $21 billion
.29% from $21 to $27 billion
.285% from $27 to $34 billion
.280% on assets over $34 billion

International Fund
.69% on first $500 million of assets
.59% from $500 million to $1 billion
.53% from $1 to $1.5 billion
.50% from $1.5 to $2.5 billion
.48% from $2.5 to $4 billion
.47% from $4 to $6.5 billion
.46% from $6.5 to $10.5 billion
.45% from $10.5 to $17 billion
.44% from $17 to $21 billion
.43% on assets over $21 billion

New World Fund .85% on first $500 million of assets .77% from $500 million to $1 billion .71% from $1 to $1.5 billion .66% from $1.5 to $2.5 billion .62% on assets over $2.5 billion
Blue Chip Income and Growth Fund .50% on first $600 million of assets .45% from $600 million to $1.5 billion .40% from $1.5 to $2.5 billion .38% from $2.5 to $4 billion .37% on assets over $4 billion	Global Growth and Income Fund .69% on first $600 million of assets .59% from $600 million to $1.2 billion .53% from $1.2 to $2 billion .50% from $2 to $3 billion .48% on assets over $3 billion
Growth-Income Fund
.50% on first $600 million of assets
.45% from $600 million to $1.5 billion
.40% from $1.5 to $2.5 billion
.32% from $2.5 to $4 billion
.285% from $4 to $6.5 billion
.256% from $6.5 to $10.5 billion
.242% from $10.5 to $13 billion
.235% from $13 to $17 billion
.230% from $17 to $21 billion
.225% from $21 to $27 billion
.222% from $27 to $34 billion
.219% on assets over $34 billion

International Growth and Income Fund .69% on first $500 million of assets .59% $500 million to $1.0 billion .53% on assets over $1.0 billion
Asset Allocation Fund
.50% on first $600 million of assets
.42% from $600 million to $1.2 billion
.36% from $1.2 to $2 billion
.32% from $2 to $3 billion
.28% from $3 to $5 billion
.26% from $5 to $8 billion
.25% on assets over $8 billion

Bond Fund .48% on first $600 million of assets .44% from $600 million to $1 billion .40% from $1 to $2 billion .38% from $2 to $3 billion .36% from $3 to $5 billion .34% on assets over $5 billion
Global Bond Fund .57% on first $1 billion of assets .50% on assets over $1 billion	High-Income Bond Fund .50% on first $600 million of assets .46% from $600 million to $1 billion .44% from $1 to $2 billion .42% on assets over $2 billion
U.S. Government/AAA-Rated Securities Fund .46% on first $600 million of assets .40% from $600 million to $1 billion .36% from $1 to $2 billion .34% on assets over $2 billion	Cash Management Fund .32% on first $1 billion of assets .29% on assets over $1 billion

APPENDIX 4

Board of Directors of Capital Research and Management Company

Name of Director	Principal Occupation
Timothy D. Armour
President and Director, Capital Research and Management Company; Senior Vice President – Capital Research Global Investors, Capital Research and Management Company;  Director, The Capital Group Companies, Inc.*

Kevin G. Clifford
President, Chief Executive Officer and Director, American Funds Distributors, Inc.*; Director, American Funds Service Company*; Director, Capital Research and Management Company; Director, Capital International Funds Company*

Mark E. Denning	Senior Vice President – Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company; Director, Capital International Limited*
James E. Drasdo	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James K. Dunton	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Abner D. Goldstine	Senior Vice President – Fixed-Income, Capital Research and Management Company; Director, Capital Research and Management Company
Joyce E. Gordon	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul G. Haaga, Jr.	Vice Chairman, Capital Research and Management Company; Senior Vice President – Fixed-Income, Capital Research and Management Company
Carl M. Kawaja
Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.*; Director, Capital International Asset Management, Inc.*

Michael T. Kerr	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Robert W. Lovelace	Executive Vice President and Director, Capital Research and Management Company; Senior Vice President – Capital World Investors, Capital Research and Management Company
Mark R. Macdonald	Senior Vice President – Fixed-Income, Capital Research and Management Company; Director, Capital Research and Management Company
Robert G. O’Donnell	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Dina N. Perry	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
John H. Phelan, Jr.	President and Director, American Funds Service Company*; Director, American Funds Distributors, Inc.*; Senior Vice President and Director, Capital Research and Management Company
James F. Rothenberg (Principal Executive Officer)
Chairman of the Board and Principal Executive Officer, Capital Research and Management Company; Director and Non-Executive Chair, American Funds Distributors, Inc.*; Director and Non-Executive Chair, The Capital Group Companies, Inc.*

R. Michael Shanahan
Director and Chairman Emeritus, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Executive Committee, The Capital Group Companies, Inc.*; Chairman of the Board, Capital Management Services, Inc.*; Director, Capital Strategy Research, Inc.*

Eugene P. Stein	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Vice Chairman, Capital Strategy Research, Inc.*
Catherine M. Ward	Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company*; Chairperson and President, Capital Group Research, Inc.*
Gregory W. Wendt
Senior Vice President – Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Director, Capital Management Services, Inc.*

*Company affiliated with Capital Research and Management Company

The address for all directors of Capital Research and Management Company is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

APPENDIX 5

Fund Capitalization by Share Class
(as of June 30, 2009)

	Share Classes
Fund	Class 1	Class 2	Class 3	Total
Global Discovery Fund	2,628,361	18,100,904	N/A	20,729,265
Global Growth Fund	51,695,291	219,004,888	N/A	270,700,179
Global Small Capitalization Fund	32,523,564	153,872,648	N/A	186,396,212
Growth Fund	136,729,447	394,422,628	5,326,238	536,478,313
International Fund	162,392,924	382,235,414	4,233,963	548,862,301
New World Fund	22,665,664	76,364,955	N/A	99,030,619
Blue Chip Income and Growth Fund	43,075,036	394,744,711	N/A	437,819,747
Global Growth and Income Fund	16,579,725	226,341,493	N/A	242,921,218
Growth-Income Fund	246,753,907	522,385,149	7,652,858	776,791,914
International Growth and Income Fund	1,331,323	2,977,748	N/A	4,309,071
Asset Allocation Fund	255,525,496	381,230,132	3,158,406	639,914,034
Bond Fund	301,135,960	404,787,661	N/A	705,923,621
Global Bond Fund	10,372,014	79,904,113	N/A	90,276,127
High-Income Bond Fund	50,822,112	103,947,400	2,278,697	157,048,209
U.S. Government / AAA-Rated Securities Fund	57,392,557	109,927,809	2,412,585	169,732,951
Cash Management Fund	11,631,091	76,120,608	1,977,994	89,729,693
Total:	1,403,254,472	3,546,368,261	27,040,741	4,976,663,474

APPENDIX 6

5% Shareholder Table

			Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund
	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Name and Address

Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	1,343,297 17,168,448	51.41 94.63	7,644,199 102,700,136	14.69 46.79	7,866,739 70,200,792	23.93 45.57	40,321,826 154,994,595	29.36 39.30	60,369,991 191,321,519	36.65 49.84

Capital Research & Management Company Corporate Account Irvine, CA	Record	Class 1	1,269,429	48.59	-	-	-	-	-	-	-	-

Hartford Series Funds, Inc. AFS Global Small Capitalization HLS Fund Woodbury, MN	Record	Class 1	-	-	-	-	2,858,437	8.70	-	-	-	-

Hartford Series Funds, Inc. AFS International HLS Fund Woodbury, MN	Record	Class 1	-	-	-	-	-	-	-	-	9,706,003	5.89

John Hancock Life Insurance Co. USA JHT Fundamental Holding Boston, MA	Record	Class 1	-	-	-	-	-	-	-	-	9,314,053	5.65

John Hancock Life Insurance Co. USA JHT Global Diversification Boston, MA	Record	Class 1	-	-	18,724,760	35.98	7,753,967	23.59	-	-	-	-

John Hancock Life Insurance Co. USA American Global Growth Boston, MA	Record	Class 1	-	-	10,537,096	20.25	-	-	-	-	-	-

John Hancock Life Insurance Co. USA American Global Small Capitalization Boston, MA	Record	Class 1	-	-	-	-	5,949,831	18.10	-	-	-	-

John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	-	-	-	-	-	-	30,188,880	21.98	55,515,985	33.71

Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	-	-	-	-	2,672,642	8.13	-	-	-	-

Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	-	-	-	-	4,464,540	13.58	11,813,699	8.60	-	-

Nationwide Variable Insurance Trust Omnibus Account Conshohocken, PA	Record	Class 1	-	-	5,914,528	11.37	-	-	-	-	-	-

Pacific Life Pacific Select Fund Kansas City, MO	Record	Class 1	-	-	-	-	-	-	20,345,852	14.81	-	-

SAST Global Growth Portfolio Los Angeles, CA	Record	Class 1	-	-	7,303,823	14.04	-	-	-	-	-	-

Lincoln Life & Annuity of New York Omnibus Account Fort Wayne, IN	Record	Class 2	973,712	5.37	-	-	-	-	-	-	-	-

AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2 Class 3	- -	- -	40,108,595 -	18.27 -	- -	- -	- 5,328,712	- 100.00	- 4,234,429	- 100.00

Hartford Life and Annuity Insurance Company Omnibus Account #1 Hartford, CT	Record	Class 2	-	-	37,682,124	17.17	26,910,432	17.47	77,153,896	19.56	68,852,399	17.93

Hartford Life and Annuity Insurance Company Omnibus Account #2 Hartford, CT	Record	Class 2	-	-	-	-	-	-	20,198,515	5.12	-	-

ING Growth Portfolio Scottsdale, AZ	Record	Class 2	-	-	-	-	-	-	48,119,906	12.20	-	-

ING International Portfolio Scottsdale, AZ	Record	Class 2	-	-	-	-	-	-	-	-	80,458,486	20.96

MetLife Insurance Co. of Connecticut Omnibus Account Boston, MA	Record	Class 2	-	-	15,275,339	6.96	-	-	-	-	-	-

Metropolitan Life Insurance Company Omnibus Account Irvine, CA	Record	Class 2	-	-	-	-	31,648,259	20.54	25,085,309	6.36	-	-

New England Life Insurance Company American Forerunner Series Des Moines, IA	Record	Class 2	-	-	-	-	7,727,727	5.02	-	-	-	-

			New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Name and Address

Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	5,122,338 45,980,371	22.58 60.07	11,641,807 256,463,302	26.93 64.97	7,510,585 147,300,372	45.34 64.91	64,558,778 229,362,090	26.13 43.92	327,174 2,837,543	24.61 96.73

Capital Research & Management Company Corporate Account Irvine, CA	Record	Class 1	-	-	-	-	-	-	-	-	1,002,397	75.39

Hartford Series Funds, Inc. AFS Blue Chip Income & Growth HLS Fund Woodbury, MN	Record	Class 1	-	-	3,154,309	7.30	-	-	-	-	-	-

Hartford Series Funds, Inc. AFS Global Growth & Income HLS Fund Woodbury, MN	Record	Class 1	-	-	-	-	9,055,925	54.66	-	-	-	-

Hartford Series Funds, Inc. AFS New World HLS Fund Woodbury, MN	Record	Class 1	2,433,092	10.73	-	-	-	-	-	-	-	-

John Hancock Life Insurance Co. USA JHT Global Diversification Boston, MA	Record	Class 1	4,399,979	19.40	-	-	-	-	-	-	-	-

John Hancock Life Insurance Co. USA American New World Boston, MA	Record	Class 1	3,436,376	15.15	-	-	-	-	-	-	-	-

John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	-	-	22,075,948	51.07	-	-	42,907,523	17.37	-	-

Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	2,295,743	10.12	-	-	-	-	17.559.998	7.11	-	-

Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	3,831,101	16.89	-	-	-	-	25,293,905	10.24	-	-

Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	-	-	-	-	-	-	12,569,724	5.09	-	-

MML American Funds Core Allocation Fund Springfield, MA	Record	Class 1	-	-	6,339,445	14.67	-	-	-	-	-	-

Nationwide Variable Insurance Trust Omnibus Account Conshohocken, PA	Record	Class 1	-	-	-	-	-	-	14,175,948	5.74	-	-

Pacific Life Pacific Select Fund Kansas City, MO	Record	Class 1	-	-	-	-	-	-	48,452,126	19.61	-	-

AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2 Class 3	- -	- -	- -	- -	- -	- -	33,526,209 7.653.480	6.42 100.00	-	-

Hartford Life and Annuity Insurance Company Omnibus Account #1 Hartford, CT	Record	Class 2	23,238,249	30.36	109,371,366	27.71	62,634,343	27.60	113,464,178	21.73	-	-

Hartford Life and Annuity Insurance Company Omnibus Account #2 Hartford, CT	Record	Class 2	5,402,514	7.06	-	-	12,428,916	5.48	27,788,617	5.32	-	-

ING Growth-Income Portfolio Scottsdale, AZ	Record	Class 2	-	-	-	-	-	-	46,092,353	8.83	-	-

			Asset Allocation Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		U.S. Government / AAA-Rated Securities Fund
	Ownership	Class	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding	Shares Held	As % of shares outstanding
Name and Address

Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	38,247,155 209,829,754	14.98 55.05	21,689,012 211,754,977	7.33 52.43	3,210,115 47,786,747	30.97 59.98	19,442,151 100,891,643	38.32 96.86	20,860,203 105,720,344	36.37 96.23

Hartford Series Funds, Inc. AFS Global Bond HLS Fund Woodbury, MN	Record	Class 1	-	-	-	-	2,835,526	27.35	-	-	-	-

ING Asset Allocation Portfolio Scottsdale, AZ	Record	Class 1	19,465,575	7.63	-	-	-	-	-	-	-	-

ING Bond Portfolio Scottsdale, AZ	Record	Class 1	-	-	41,853,325	14.14	-	-	-	-	-	-

John Hancock Life Insurance Co. USA American Asset Allocation Boston, MA	Record	Class 1	115,170,900	45.12	-	-	-	-	-	-	-	-

John Hancock Life Insurance Co. USA American Asset High-Yield Bond Boston, MA	Record	Class 1	-	-	-	-	-	-	5,077,369	10.01	-	-

John Hancock Life Insurance Co. USA JHT Fundamental Holding Boston, MA	Record	Class 1	-	-	39,824,556	13.46	-	-	-	-	-	-

John Hancock Life Insurance Co. USA JHT Global Diversification Boston, MA	Record	Class 1	-	-	20,244,737	6.84	-	-	6,032,369	11.89	-	-

John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	-	-	75,149,936	25.39	-	-	-	-	-	-

Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	-	-	-	-	2,116,176	20.41	7,713,196	15.20	11,706,588	20.41

Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	-	-	-	-	1,314,500	12.68	3,200,439	6.31	5,593,009	9.75

Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	-	-	-	-	890,331	8.59	8,488,046	16.73	17,771,969	30.98

Nationwide Variable Insurance Trust Omnibus Account Conshohocken, PA	Record	Class 1	70,790,154	27.73	42,403,223	14.33	-	-	-	-	-	-

AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2 Class 3	33,467,666 3,160,302	8.78 100.00	- -	- -	- -	- -	- 2,278,806	- 100.00	- 2,412,762	- 100.00

Hartford Life and Annuity Insurance Company Omnibus Account #1 Hartford, CT	Record	Class 2	101,277,021	26.57	121,962,404	30.20	23,276,426	29.21	-	-	-	-

Hartford Life and Annuity Insurance Company Omnibus Account #2 Hartford, CT	Record	Class 2	24,018,778	6.30	33,108,391	8.20	7,070,085	8.87	-	-	-	-

			Cash Management Fund
	Ownership	Class	Shares Held	As % of shares outstanding
Name and Address

Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	11,167,548 71,410,897	95.98 93.79

Lincoln Life & Annuity of New York Omnibus Account Fort Wayne, IN	Record	Class 2	4,726,920	6.21

AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 3	1,978,590	100.00

FORM OF PROXY BALLOT

[American Funds Logo]	PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES	PROXY
FOR THE MEETING OF SHAREHOLDERS OF YOUR FUND(S)

The undersigned hereby acknowledges receipt of the Notice of Meeting of Shareholders and the accompanying Proxy Statement.  The undersigned, revoking all previous proxies, hereby appoints Michael J. Downer, Paul G. Haaga, Jr. and Paul F. Roye, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Shareholder Meeting of each Fund listed below to be held at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071 on [                    , 200   ] at [      ] a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each trustee nominee in Proposal 1, “FOR” each of Proposals 2–7, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting of Shareholders.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE BY TELEPHONE:  1-XXX-XXX-XXXX

Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

Signature
Signature of Joint Owners, if any
Date	AFS_20478_071709_B

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 – 7.

□ß To vote in accordance with the Board recommendations mark this box.  Do not mark any other boxes on this card.

To vote each proposal separately, completely fill in the boxes below in blue or black ink.  Example: ■
(proxies marked in the box above and any box below will not be voted and will be returned to the shareholder)

FUNDS	FUNDS
Fundname Drop In 1	Fundname Drop In 2
Fundname Drop In 3	Fundname Drop In 4

1A.	Election of Trustees:

			FOR	WITHHOLD	FOR ALL
01 Director	02 Director	03 Director	ALL	ALL	EXCEPT
04 Director	05 Director	06 Director
07 Director	08 Director	09 Director	□	□	□

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided.

2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

FOR	AGAINST	ABSTAIN
□	□	□

3.      To update the Funds’ fundamental investment policies regarding:

3A.           Borrowing.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3B.           Issuance of senior securities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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3C.           Underwriting.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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3D.           Investments in real estate or commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3E.           Lending.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3F.           Industry concentration.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

3G.           Approving the elimination of certain policies.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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4.
To approve a policy allowing Capital Research and Management Company (“CRMC”) to appoint subsidiary advisers to manage the day-to-day investment activities of the Funds without additional shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

5.      To approve amendments to the Series’ Investment Advisory and Service Agreement with CRMC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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Fundname Drop In 3	□	□	□	Fundname Drop In 4	□	□	□

6.      To approve a form of Subsidiary Agreement and appointment of subsidiary advisers for the Funds.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
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7.      To approve changes to an investment policy of Global Discovery Fund (for Global Discovery Fund only).

Fundname Drop In 1	FOR	AGAINST	ABSTAIN
	□	□	□

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.
AFS_20478_071709_B